Securities and Exchange Commission
450 5 Street, N.W.
Washington, DC  20549


RE:  Midland National Life Separate Account A
        File Number 333-14061


Commissioners:

Enclosed for filing is a copy of Post Effective Amendment Number 2 to the above referenced Form S-6 Registration Statement.

This amendment is being filed pursuant to paragraph (a) of Rule 485.

As discussed in a recent conversation with Kevin Mc Enery, this filing represents a "template" filing for our:
   Variable Universal Life  (33-16354), last filed April 28, 1997.
   Variable Universal Life 2 (33-76318), last filed April 28, 1997.
   Variable Executive Universal Life (333-14081), last filed April 28, 1998.

The 333-14061 was last filed April 28, 1998.

Our representation pursuant to Section 26(e) will be made by amendment.

Attached is a courtesy copy of the filing.

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill and Brennan at 202-383-0126.

Sincerely,



Paul M. Phalen, CLU, FLMI
Assistant Vice-President
Product Implementation

VUL3PECVR.TXT

                                                   Registration No. 333-14061
                                             POST-EFFECTIVE AMENDMENT NO. 2

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM S-6
                              --------

              FOR REGISTRATION UNDER THE SECURITIES ACT
              OF 1933 OF SECURITIES OF UNIT INVESTMENT
                  TRUSTS REGISTERED ON FORM N-8B-2

              MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A
              ________________________________________
                         (Exact Name of Trust)

               MIDLAND NATIONAL LIFE INSURANCE COMPANY
                          (Name of Depositor)
                           One Midland Plaza
                         Sioux Falls, SD 57193
               (Address of Principal Executive Office)
                       _________________________
    Jack L. Briggs, Vice President, Secretary and General Counsel
               Midland National Life Insurance Company
                          One Midland Plaza
                        Sioux Falls, SD 57193

          (Name and Address of Agent for Service of Process)

                               Copy to:

                         Frederick R. Bellamy
                     Sutherland Asbill & Brennan L L P
                    1275 Pennsylvania Avenue, N.W.
                     Washington, D.C. 20004-2404


It is proposed that this filing will become effective (check appropriate line):
        ___  immediately upon filing pursuant to paragraph (b)
        ___  on May 01, 1999 pursuant to paragraph (b)
        ___  60 days after filing pursuant to paragraph (a) (i)
        _X_  on __March_30,_1999__ pursuant to paragraph (a) (i) of Rule 485

    If appropriate, check the following line:
        ___ the Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

    ----------------------------------------------------------------------


S6PECVL3.TXT

 VARIABLE UNIVERSAL LIFE 3
(Variable Universal Life 3)

Issued By:
Midland National Life Insurance Company

One Midland Plaza, Sioux Falls, SD 57193  (605) 335-5700

Variable Universal Life 3 is an individual variable life insurance policy issued by Midland National Life Insurance Company. Variable Universal Life 3:
  provides insurance coverage with flexibility in death benefits and premiums;
  pays a death benefit if the insured person dies while the contract is still in force;
  can provide substantial cash value build-up on a tax-deferred basis.

However, there is no guaranteed cash value and you bear the risk of poor investment performance; lets you borrow against your contract, withdraw part of the net cash surrender value, or completely surrender your contract. Loans and withdrawals affect the cash value, and may affect the death benefit.

After the first premium, you may decide how much your premiums will be and how often you wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment contract. If it is a Modified Endowment contract, then loans and withdrawals may have negative tax consequences.

You have a limited right to examine your contract and return it to us for a refund.

You may allocate your cash value to our General Account or up to ten investment divisions. Each division invests in a specified mutual fund portfolio. You can choose among the following twenty-three investment divisions:
1. VIP Money Market Portfolio
2. VIP High Income Portfolio
3. VIP Equity-Income Portfolio
4. VIP Growth Portfolio
5. VIP Overseas Portfolio
6. VIP II Asset Manager Portfolio
7. VIP II Investment Grade Bond Portfolio
8. VIP II Contrafund Portfolio
9. VIP II Asset Manager: Growth Portfolio
10. VIP II Index 500 Portfolio
11. VIP III Growth & Income Portfolio
12. VIP III Balanced Portfolio
13. VIP III Growth Opportunities Portfolio
14. American Century VP Capital Appreciation Portfolio
15. American Century VP Value Portfolio
16. American Century VP Balanced Portfolio
17. American Century VP International Portfolio
18. American Century VP Income & Growth
19. MFS VIT Emerging Growth
20. MFS VIT Research
21. MFS VIT Growth with Income
22. MFS VIT New Discovery
23.  Lord Abbett VCC Growth and Income

Your cash value in the investment divisions will increase or decrease based on investment performance. You bear this risk. The U.S.
Government does not insure or guarantee any of these investments.
Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense..

Prospectus: May 1, 1999.


Table of Contents


PART 1: SUMMARY                                                                3
FEATURES OF VARIABLE UNIVERSAL LIFE 3                      3
Death Benefit Options                                      3
Contract Changes                                           3
Flexible Premium Payments                                  3
Additional Benefits                                        3
INVESTMENT CHOICES                                         4
YOUR CASH VALUE                                            4
Transfers                                                  4
Policy Loans                                               4
Withdrawing Money                                          5
Surrendering Your Contract                                 5
DEDUCTIONS AND CHARGES                                     5
Deductions From Your Premiums                              5
Deductions From Your Cash Value                            5
Surrender Charges                                          5
Portfolio Expenses                                         6
ADDITIONAL INFORMATION ABOUT THE CONTRACTS                 7
Your Right To Examine This Contract                        7
Your Contract Can Lapse                                    7
Tax Effects of Variable Universal Life 3                   7
Illustrations                                              7
PART 2: DETAILED INFORMATION ABOUT VARIABLE
UNIVERSAL LIFE 3                                           8
INSURANCE FEATURES                                         8
How the Contracts Differ From Whole Life Insurance         8
Application for Insurance                                  8
Death Benefit                                              8
Maturity Benefit                                           9
Changes In Variable Universal Life 3                       9
Changing The Face Amount of Insurance                     10
Changing Your Death Benefit Option                        10
When Contract Changes Go Into Effect                      10
Flexible Premium Payments                                 11
Allocation of Premiums                                    12
Additional Benefits                                       12
Automatic Benefit Increase Provision                      13
SEPARATE ACCOUNT INVESTMENT CHOICES                       14
Our Separate Account And Its Investment Divisions         14
The Funds                                                 14
Investment Policies Of The Portfolios                     14
USING YOUR CASH VALUE                                     17
The Cash Value                                            17
Amounts In Our Separate Account                           17
How We Determine The Accumulation Unit Value              17
Cash Value Transactions                                   18
Transfers Of Cash Value                                   18
Dollar Cost Averaging                                     18
Contract Loans                                            19
Withdrawing Money From Your  Cash Value                   20
Surrendering Your Contract                                20
THE GENERAL ACCOUNT                                       20
DEDUCTIONS AND CHARGES                                    21
Deductions From Your Premiums                             21
Charges Against The Separate Account                      22
Deductions From Your Cash Value                           22
Transaction Charges                                       23
How Cash Value Charges Are Allocated                      23
Surrender Charges                                         23
Charges In The Funds                                      24
ADDITIONAL INFORMATION ABOUT THE CONTRACTS                26
Your Right To Examine The Contract                        26
Your Contract Can Lapse                                   26
You May Reinstate Your Contract                           26
Contract Periods And Anniversaries                        26
Maturity Date                                             27
We Own The Assets Of Our Separate Account                 27
Changing the Separate Account                             27
Limits On Our Right To Challenge The Contract             27
Your Payment Options                                      28
Your Beneficiary                                          29
Assigning Your Contract                                   29
When We Pay Proceeds From This Contract                   29
TAX EFFECTS                                               29
Contract Proceeds                                         29
Possible Charge for Midland's Taxes                       32
Other Tax Considerations                                  32
PART 3: ADDITIONAL INFORMATION                            32
MIDLAND NATIONAL LIFE INSURANCE COMPANY                   32
YOUR VOTING RIGHTS AS AN OWNER                            33
OUR REPORTS TO CONTRACT OWNERS                            33
DIVIDENDS                                                 33
MIDLAND'S SALES AND OTHER AGREEMENTS                      34
REGULATION                                                34
YEAR 2000                                                 34
DISCOUNT FOR MIDLAND EMPLOYEES                            34
LEGAL MATTERS                                             34
FINANCIAL AND ACTUARIAL                                   34
ADDITIONAL INFORMATION                                    35
APPENDIX A:  MANAGEMENT OF MIDLAND                        36
APPENDIX B:  ILLUSTRATIONS                                38
APPENDIX C:  DEFINITIONS                                  46
APPENDIX D:  PERFORMANCE                                  48
APPENDIX E:  FINANCIAL STATEMENTS                         49




This prospectus generally describes only the variable portion of the Contract, except where the General Account is specifically mentioned. Buying this contract might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance contract.
You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

PART 1: SUMMARY
In this prospectus "We", "Our", and "Us" mean Midland National Life Insurance Company.

"You" and "Your" mean the owner of the contract. We refer to the person who is covered by the contract as the "Insured" or "Insured Person", because the insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy.
The detailed information appearing later in this prospectus further explains the following summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is in force and that there is no outstanding contract loan.

FEATURES OF VARIABLE UNIVERSAL LIFE 3

Death Benefit Options

Variable Universal Life 3 is life insurance on the insured person. If the contract is in force we will pay a death benefit when the insured person dies. You can choose between two death benefit options:
  Option 1: death benefit equals the face amount  ("Specified
Amount") of the insurance contract. This is sometimes called a "level" death benefit.

  Option 2: death benefit equals the face amount plus the cash value. This is sometimes called a "variable" death benefit.

The death benefit may be even greater in some circumstances. See
"Death Benefit" on page 8.

We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

Whether your contract lapses or remains in force can depend on the amount of your cash value (less any outstanding loans and surrender charges). The cash value, in turn, depends on the investment performance of the investment divisions you select. (The cash value also depends on the premiums you pay and the charges we deduct.) However, during the Minimum Premium Period, you can keep your policy in force by paying a certain level of premiums.
The minimum face amount is generally $50,000.  However, for:
  insured persons, age 0 to 14 at issue, the minimum face amount is $25,000; and
  insured persons, age 20 to 44 at issue and in the preferred non-smoker rate class, the minimum face amount is $100,000.

Contract Changes

You may change the death benefit option you have chosen. You may also increase or decrease the face amount of your contract, within limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount you want, within certain limits. We require an initial minimum premium based on the contract's face amount and the insured person's age and sex. You choose a planned periodic premium. But payment of the planned premiums does not ensure that your contract will remain in force. Additional premiums may be required to keep your policy from lapsing. You need not pay premiums according to the planned schedule. However, you can ensure that your contract stays in force during the Minimum Premium Period by paying premiums equal to the accumulated minimum premium amounts. See "Flexible Premium Payments" on page 11.

Additional Benefits

You may choose to include additional benefits in the contract by rider. These benefits may include:
  a disability waiver benefit (to waive the cost of monthly deductions)
  a monthly disability benefit
  an accidental death benefit
  life insurance for children
  family life insurance coverage
  life insurance for additional insured persons an accelerated death benefit in the event of a terminal illness.

We deduct any costs of additional benefits from your cash value monthly. See "Additional Benefits" on page 12.

INVESTMENT CHOICES

You may allocate your cash value to up to ten of the following investment divisions:
1. VIP Money Market Portfolio
2. VIP High Income Portfolio
3. VIP Equity-Income Portfolio
4. VIP Growth Portfolio
5. VIP Overseas Portfolio
6. VIP II Asset Manager Portfolio
7. VIP II Investment Grade Bond Portfolio
8. VIP II Contrafund Portfolio
9. VIP II Asset Manager: Growth Portfolio
10. VIP II Index 500 Portfolio
11. VIP III Growth & Income Portfolio
12. VIP III Balanced Portfolio
13. VIP III Growth Opportunities Portfolio
14. American Century VP Capital Appreciation Portfolio
15. American Century VP Value Portfolio
16. American Century VP Balanced Portfolio
17. American Century VP International Portfolio
18. American Century VP Income & Growth
19. MFS VIT Emerging Growth
20. MFS VIT Research
21. MFS VIT Growth with Income
22. MFS VIT New Discovery
23.  Lord Abbett VCC Growth and Income

You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate your cash value to our General Account, where we guarantee the safety of principal and a minimum interest rate.

For more information, see "The Funds" on page 14.

YOUR CASH VALUE

Your cash value begins with your first premium payment. From your premium we deduct a sales charge, a premium tax and any per premium expenses. The balance of the premium is your beginning cash value.

Your cash value reflects:
  the amount and frequency of premium payments, deductions for the cost of insurance and expenses, the investment performance of your chosen investment divisions, interest earned on amounts allocated to the General Account, loans, and partial withdrawals.

There is no guaranteed cash value for amounts allocated to the investment divisions.

See "The Cash Value" on page 17.

Transfers

You may transfer your cash value between the General Account and the various investment divisions. Transfers take effect when we receive your request. We require a minimum amount for each transfer, usually $200. Currently, we allow an unlimited number of transfers. We reserve the right to charge a $25 fee after the 12th transfer in a contract year. There are other limitations on transfers to and from the General Account. See "Transfers Of Cash Value" on page 18.

Policy Loans

You may borrow up to 92% of your cash surrender value (the cash value less the surrender charge). Your contract will be the sole security for the loan. Your contract states a minimum loan amount, usually $200. Contract loan interest accrues daily at an annually adjusted rate. See "Contract Loans" on page 19. Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 29.

Withdrawing Money

You may make a partial withdrawal from your cash value. The current minimum withdrawal amount is $200. The maximum partial withdrawal you can make is 50% of the net cash surrender value. That is the cash surrender value (your cash value minus any surrender charge) minus any outstanding loan and loan interest due.
Withdrawals are subject to other requirements. If you make more than one withdrawal in a contract year, then we deduct a service charge (no more than $25). See "Withdrawing Money From Your Cash Value" on page 20. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 29.

Surrendering Your Contract

You can surrender your contract for cash and then we will pay you the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply. See "Surrendering Your Contract" on page 20.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a 4% sales charge from each premium payment. This charge partially reimburses us for the selling and distributing costs of this contract. We also charge a 2.5% premium tax on each premium payment. We may decrease or increase this charge depending on our expenses, and we may vary this charge by state. If you elect to pay premiums by Civil Service Allotment, we also deduct a $.46 charge from each premium payment. See "Deductions From Your Premiums" on page 21.

Deductions From Your Cash Value

Certain amounts are deducted from your cash value each month.
These are:
  an expense charge of $7.00 (currently, we plan to make this deduction for only the first 15 contract years), a cost of insurance charge. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under your contract; and
  charges for additional benefits.

In addition, we deduct fees when you make:
  a partial withdrawal of net cash surrender value more than once in a contract year or more than twelve transfers a year between investment divisions.
(We currently waive this charge).

See "Deductions From Your Cash Value" on page 22.

We also deduct a daily charge at an annual rate of 0.90% of the assets in every investment division. This charge is for certain mortality and expense risks.

Surrender Charges

We deduct a surrender charge only if you surrender your contract for its net cash surrender value or let your contract lapse during the first 15 contract years. If you keep this contract in force for 15 years, then you will not incur a surrender charge.

The surrender charge has two parts: a deferred sales charge and a deferred issue charge. The deferred sales charge partially reimburses us for our costs in selling and distributing this contract. The deferred issue charge reimburses us for underwriting and our other costs in issuing the contract.

The maximum deferred sales charge is:
  26% of any premium payment in the first 2 contract years up to one guideline annual premium (this varies for each contract); and
  5% of all other premium payments.

After ten years, this charge begins to decline. There is no surrender charge after 15 years. The amount of the deferred sales charge depends on:
1) the amount of your premium payments,
2) when you pay your premiums and
3)  when you surrender your contract or allow it to lapse.

The deferred issue charge is on a fixed schedule per thousand dollars of face amount. It starts at $3.00 per $1,000 of face amount for the first 10 contract years and decreases to $0.00 after the 15th contract year. This summary of the deferred sales charge and the deferred issue charge assumes no changes in face amount. See "Surrender Charges" on page 23.

Portfolio Expenses

Each investment division invests exclusively in a corresponding mutual fund portfolio. Each portfolio pays an investment advisory fee, and may also incur other operating expenses. The total expenses for each portfolio (as a percentage of assets) for the year ending December 31, 1997 are shown in the table below (except as otherwise noted).

  Total
Portfolio                                        Expenses
VIP Money Market                                   .31%
VIP High Income                                    .71%
VIP Equity-Income(1)                               .58%
VIP Growth(1)                                      .69%
VIP Overseas(1)                                    .92%

VIP II Asset Manager(1)                            .65%
VIP II Investment Grade Bond                       .58%
VIP II Contrafund(1)                               .71%
VIP II Asset Manager: Growth(1)                    .77%
VIP II Index 500(2)                                .28%

VIP III Growth & Income                            .70%
VIP III Balanced(1)                                .61%
VIP III Growth Opportunities(1)                    .74%

American Century VP Capital Appreciation          1.00%
American Century VP Value                         1.00%
American Century VP Balanced                      1.00%
American Century VP International                 1.50%
American Century VP Income & Growth(4)             .70%

MFS VIT Emerging Growth                            .87%
MFS VIT Research                                   .88%
MFS VIT Growth with Income(3)                     1.00%
MFS VIT New Discovery(3) (4)                      1.15%
Lord Abbett VCC Growth and Income                  .52%

(1) This portfolio used a portion of its paid brokerage commissions to reduce its expenses. Certain portfolios used credits gained as a result of uninvested cash balances to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses would have been as follows:
VIP Equity-Income                                     0.57%
VIP Growth                                            0.67%
VIP Overseas                                          0.90%
VIP II Asset Manager                                  0.64%
VIP II Contrafund                                     0.78%
VIP II Asset Manager: Growth                          0.76%
VIP III Balanced                                      0.60%
VIP III Growth Opportunities                          0.73%

(2) The Fund's investment advisor voluntarily reduced the portfolio's expenses. Absent reimbursement, the total expenses for the VIP II Index 500 would have been 0.40%.

(3) MFS has agreed to bear expenses for these portfolios, such that each such portfolio's other expenses shall not exceed 0.25%. Without this limitation, the other expenses and total expenses would be
  0.35% and 1.10% for the MFS VIT Growth with Income, and
  0.47% and 1.37% for the MFS VIT New Discovery.

(4) The annual expenses shown for these portfolios are based on estimated expenses for 1998.

See "Charges In The Funds" on page 24.

ADDITIONAL INFORMATION ABOUT THE CONTRACTS

Your Right To Examine This Contract

You have a right to examine and cancel the contract. Your cancellation request must be postmarked by the latest of the following 3 dates:
  10 days after you receive your contract, 10 days after we mail you a notice of this right, or 45 days after you sign the contract application.

If you cancel your contract during this period, then we will return your cash value plus all of the charges we have deducted from premiums or from the investment divisions or the cash value. Expenses of the portfolios are not returned.

See "Your Right To Examine The Contract" on page 26.

Your Contract Can Lapse

Your contract remains in force if the net cash surrender value can pay the monthly charges. In addition, during the Minimum Premium
Period, your contract will remain in force as long as you meet the applicable minimum premium requirements. However, the contract can lapse after the Minimum Premium Period no matter how much you pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your
Contract Can Lapse" on page 26.

Tax Effects of Variable Universal Life 3

We believe that a contract issued on the basis of a standard rate class should quality as a life insurance contract for federal income tax purposes. It is unclear whether a contract issued on a substandard basis would qualify as a life insurance contract, particularly if you pay the full amount of premiums permitted under the contract. If a contract does not satisfy Section 7702 of the Internal Revenue code (defining life insurance for tax purposes), we will take appropriate and reasonable steps to try to get the contract to comply with Section 7702. If a contract qualifies as a life insurance contract for federal income tax purposes, then the death benefit payment is not subject to federal income tax. In addition, under current federal tax law, you do not have to pay income tax on any increases in your cash value as long as they remain in your contract.

A contract may be treated as a "Modified Endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the contract is a Modified Endowment contract, then all pre-death distributions, including contract loans, will be treated first as distributions of taxable income and then as a return of your investment in the contract. In addition, prior to age 59 1/2, such distributions generally will be subject to a 10% penalty tax.

If the contract is not a Modified Endowment contract, distributions generally will be treated first as a return of your investment in the contract and then as a distribution of taxable income. Moreover, loans will not be treated as distributions. Finally, distributions and loans from a contract that is not a Modified Endowment contract are not subject to the 10% penalty tax. See "TAX EFFECTS" on page 29.

Illustrations

This prospectus includes sample projections of hypothetical death benefits and cash surrender values, in Appendix B. These are only hypothetical figures and are not indications of either past or anticipated future investment performance. These hypothetical value projections may be helpful in understanding the long-term effects of different levels of investment performance, charges and deductions.
They may help in comparing this contract to other life insurance contracts. They indicate that if the contract is surrendered in the early contract years, the net cash surrender value may be low compared to premiums accumulated at interest. This demonstrates that this contract should not be purchased as a short-term investment.

PART 2: DETAILED INFORMATION

ABOUT VARIABLE UNIVERSAL LIFE 3

INSURANCE FEATURES

This prospectus describes our Variable Universal Life 3 contract.
There may be contractual variances because of requirements of the state where your contract is issued.

How the Contracts Differ From Whole Life Insurance

Variable Universal Life 3 (VUL-3) provides insurance coverage with flexibility in death benefits and premium payments. It enables you to respond to changes in your life and to take advantage of favorable financial conditions. VUL-3 differs from traditional whole life insurance because you may choose the amount and frequency of premium payments, within limits.

In addition, VUL-3 has two types death benefit options. You may switch back and forth between these options. Variable Universal Life 3 also allows you to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.

Application for Insurance

To apply for a contract you must submit a completed application. We decide whether to issue a contract based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a contract, then we will [return the sum of all charges deducted from premiums paid, plus the net premiums and interest credited to the net premiums] [return your premium]. The maximum issue age is 80.

Death Benefit

We pay the death benefit to the beneficiary when the insured person dies (outstanding indebtedness will be deducted from the proceeds). As the owner, you may choose between two death benefit options:

  Option 1 provides a benefit that equals the face amount of the contract. This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

  Option 2 provides a benefit that equals the face amount of the contract plus the cash value on the day the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under Option 2, the value of the death benefit fluctuates with your cash value.

Under both options, Federal tax law may require a greater benefit.
This benefit is a percentage multiple of your cash value. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The death benefit will be your cash value on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the insured person's death.

The percentages are shown below:

                                Table of Death Benefits
                                Based on Cash Value
                   The Death                              The Death
                   Benefit Will                           Benefit Will
                   Be At Least                            Be At Least
 If The            Equal To            If The             Equal To
 Insured           This Percent        Insured            This Percent
 Person's          of The              Person's           of The
 Age Is            Cash Value          Age Is             Cash Value
 0-40              250%                60                  130%
 41                243%                61                  128%
 42                236%                62                  126%
 43                229%                63                  124%
 44                222%                64                  122%

 45                215%                65                  120%
 46                209%                66                  119%
 47                203%                67                  118%
 48                197%                68                  117%
 49                191%                69                  116%

 50                185%                70                  115%
 51                178%                71                  113%
 52                171%                72                  111%
 53                164%                73                  109%
 54                157%                74                  107%

 55                150%                75-90               105%
 56                146%                91                  104%
 57                142%                92                  103%
 58                138%                93                  102%
 59                134%                94                  101%
                                       95-99               100%

These percentages are based on federal income tax law which require a minimum death benefit, in relation to cash value, for your contract to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%.

Under Option 1, the death benefit will generally be $100,000.
However, when the cash value is greater than $66,666.67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, we multiply the cash value by a factor of 150%. So if the cash value were $70,000, then the death benefit would be $105,000.

Under Option 2, the death benefit is the face amount plus the cash value. In this example, if a 55 year-old had a face amount of $100,000 and a cash value of $200,000, then the death benefit would be $300,000. This figure results from either: (a) adding the face amount to the cash value or (b) multiplying the cash value by the corridor percentage. For all cash values higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the cash value above $200,000, the death benefit would increase by $1.50 (at that age).

Under either option, the length of time your contract remains in force depends on the net cash surrender value of your contract and whether you meet the Minimum Premium Period requirements. Your coverage lasts as long as your net cash surrender value can cover the monthly deductions from your cash value. In addition, during the Minimum Premium Period, your contract remains in force if the sum of your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums for all of the contract months since the contract was issued.

The investment performances of the investment divisions and the interest earned in the General Account affect your cash value.
Therefore, the returns from these investment options can affect the length of time your contract remains in force.

The minimum initial face amount generally is $50,000. For issue ages 0 to 14, the minimum is $25,000. For insured persons age 20 to 44 at issue and in the preferred non-smoker rate class, the minimum face amount is $100,000.

Maturity Benefit

If the insured person is still living on the maturity date, we will pay the beneficiary the cash value minus any outstanding loans. The contract will then end. The maturity date is the contract anniversary after the insured person's 100th birthday. In certain circumstances, you may extend the maturity date. See "Maturity Date" on page 27.

Changes In Variable Universal Life 3

Variable Universal Life 3 gives you the flexibility to choose from a variety of strategies that enable you to increase or decrease your insurance protection.

A reduction in face amount lessens the emphasis on a contract's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the cash value and the death benefit. This is the amount of risk we take. A reduced amount at risk results in lower cost of insurance deductions from your cash value.

A partial withdrawal reduces the cash value and may reduce the death benefit, while providing you with a cash payment, but does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the cash value. Under death benefit option 1, reducing the cash value increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, it decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount act have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of your contract by sending a written request to our home office. You can only change the face amount twice each contract year. All changes are subject to our approval and to the following conditions.

For increases:
  Increases in the face amount must be at least $25,000.
  To increase the face amount, you must provide satisfactory evidence of insurability. If the insured person has become a more expensive risk, then we charge higher cost of insurance fees for the additional amounts of insurance (we may change this procedure in the future).

  Monthly cost of insurance deductions from your cash value will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.
  The right to examine this contract does not apply to face amount increases. (It only applies when you first buy the contract.)

For decreases:
  You cannot reduce the face amount below the minimum we require to issue this contract at the time of the reduction. Monthly cost of insurance deductions from your cash value will decrease.
  The federal tax law may limit a decrease in the face amount. If that limit applies, then your new death benefit will be your cash value multiplied by the corridor percentage the federal tax law specifies for the insured's age at the time of the change.

  If you request a face amount decrease after you have already increased the face amount at substandard (i.e., higher) risk charges, and the original face amount was at standard risk charges, then we will first decrease the face amount that is at substandard higher risk charges. We may change this procedure.

Changing Your Death Benefit Option

You may change your death benefit option by sending a written request to our home office. We require satisfactory evidence of a insurability to make this change.

If you change from option 1 to option 2, the face amount decreases by your cash value on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum we require to issue this contract at the time of the reduction.

If you change from option 2 to option 1, then the face amount increases by the amount of your cash value on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based.

When Contract Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary of the date we approved your request. After your request is approved, you will receive a written notice showing each change. You should attach this notice to your contract. We may also ask you to return your contract to us at our home office so that we can make a change. We will notify you if we do not approve a change you request. For example, we might not approve a change that would disqualify your contract as life insurance for income tax purposes.

Contract changes may have negative tax consequences. See "TAX
EFFECTS" on page 29.

Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.

Even though your premiums are flexible, your contract information page will show a "planned" periodic premium. You determine the planned premium when you apply and can change them at any time.
You will specify the frequency to be on a quarterly, semi-annual or annual basis. The planned premiums may not be enough to keep your contract in force. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment.

The insurance goes into effect when we receive your initial minimum premium payment (and approve your application). We determine the initial minimum premium based on:
1) the age, sex, and premium class of the insured person,
2) the initial face amount of the contract, and
3)  any additional benefits selected.

All premium payments should be payable to "Midland". After your first premium payment, all additional premiums should be sent directly to our home office.

We will send you premium reminders based on your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, you may pay premiums at any time. Amounts must be at least $50, unless made through a $30 monthly automatic payment plan.

Payment of the planned premiums does not guarantee that your contract will stay in force. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. This includes increases resulting from the Automatic Benefit Increase provision. (See "Automatic Benefit Increase Provision" on page 13 for details on how and when the increases are applied.)

If you send us a premium payment that would cause your contract to cease to qualify as life insurance under Federal tax law, we will notify you and return that portion of the premium that would cause the disqualification.

Premium Provisions During The Minimum Premium Period. During the Minimum Premium Period, you can keep your contract in force by meeting a minimum premium requirement. In most states, the Minimum Premium Period lasts until the later of the 5th contract anniversary or the insured's 70th birthday. A monthly minimum premium is shown on your contract information page. (This is not the same as the planned premiums.) The minimum premium requirement will be satisfied if the sum of premiums you have paid, less your loans or withdrawals, is more than the sum of the monthly minimum premiums required to that date. The minimum premium increases when the face amount increases.

During the Minimum Premium Period, your contract will lapse if:
  the net cash surrender value cannot cover the monthly deductions from your cash value; and
  the total premiums you have paid are less than the total monthly minimum premiums required to that date.
This contract lapse can occur even if you pay all of the planned premiums.

Premium Provisions After The Minimum Premium Period. After the Minimum Premium Period, your contract will lapse if the net cash surrender value cannot cover the monthly deductions from your cash value. Paying your planned premiums may not be sufficient to maintain your contract because of investment performance, charges and deductions, contract changes or other factors. Therefore, additional premiums may be necessary to keep your contract in force.

Allocation of Premiums

Each net premium will be allocated to the investment divisions or to our General Account on the day we receive it (except that any premium received before we issue the contract will not be allocated or invested until we issue the contract). The net premium is the premium minus a sales charge, a premium tax and any expense charges. Each premium is put into your cash value according to your instructions.
Your contract application may provide directions to allocate net premiums to our General Account or the investment divisions. You may not allocate your cash value to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of your premiums unless you write to our home office with new instructions. Allocation percentages may be any whole number from 10 to 100. The sum of the allocation percentages must equal 100. Of course, you may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 20.
Any premium received before the record date will be held and earn interest in the General Account until the day after the record date.
When this period ends your instructions will dictate how we allocate it.

Additional Benefits

You may include additional benefits in your contract. Certain benefits result in an additional monthly deduction from your cash value. You may cancel these benefits at any time. The following briefly summarizes the additional benefits that are currently available:

(1) Disability Waiver Benefit: With this benefit, we waive monthly charges from the cash value if the insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the contract anniversary following the insured person's 65th birthday, then we will waive monthly deductions for as long as the disability continues.

(2) Monthly Disability Benefit: With this benefit, we pay a set amount into your cash value each month (the amount is on your contract information page). The benefit is payable when the insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the contract anniversary following the insured person's 65th birthday. The benefit will continue until the insured person reaches age 65. If the amount of benefit paid into the cash value is more than the amount allowed under the income tax code, the monthly benefit will be paid to the insured person.

(3) Accidental Death Benefit: We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the contract anniversary that is within a half year of his or her 70th birthday.

(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren and legally adopted children, between the ages of 15 days and 21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.

(5) Family Insurance Rider: This benefit provides term life insurance on the insured person's children as does the Children's
Insurance. It also provides decreasing term life insurance on the insured's spouse.

(6) Additional Insured Rider: You may provide term insurance for another person, such as the insured person's spouse, under your contract. A separate charge will be deducted for each additional insured.

(7) Guaranteed Insurability Rider: This benefit provides for additional amounts of insurance without further evidence of insurability.

(8) Living Needs Rider: This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the insured person is expected to die within 12 months.

You can choose the death benefit amount to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the contract plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders). Currently, there is a maximum of $250,000 and a minimum of $5,000.

There is no charge for this benefit prior to the time of a payment. The amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses.

On the day we pay the accelerated benefit, we will reduce the following in proportion to the reduction in the eligible death benefit:

a. the death benefit of the contract and of each eligible rider
b. the face amount
c. any cash values
d.  any outstanding loan

When we reduce the cash value, we allocate the reduction based on the proportion that your unloaned amounts in the General Account and your amounts in the investment divisions bear to the total unloaned portion of your cash value.

Pursuant to the Health Insurance Portability and Accountability Act of 1996, we believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured person under the contract. However, you should consult a qualified tax advisor about the consequences of adding this rider to a contract or requesting an advanced sum payment under this rider.

Automatic Benefit Increase Provision

The Automatic Benefit Increase (ABI) provision is a contract rider that allows for face amount increases to keep pace with inflation. All standard issues of regularly underwritten policies include the ABI provision, except where the issue age of the primary insured is older than 55. In addition, the ABI provision is not included where the billing mode is military government allotment, civil service allotment or list bill.

The ABI can automatically increase your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd contract anniversary and every two years thereafter, unless you reject an increase. The increases continue until the rider terminates. We send you a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase in face amount by sending us a notice before it takes effect. If you reject an increase, then the ABI provision terminates. (See your ABI rider for exact details.)

We calculate each face amount increase under the ABI provision as follows:
(a)  The eligible face amount, multiplied by
(b) The Consumer Price Index 5 months before the increase date, divided by
(c) The Consumer Price Index 29 months before the increase date, minus the eligible face amount from part (a). The eligible face amount is the sum of the portions of the face amount of insurance that are in the non-smoker, ordinary or preferred premium class.

The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban consumers as published by the U.S. Department of Labor. (See your policy form for more details on this index.)

The ABI provision does not require separate monthly charges, but it does affect the amount of your monthly cost of insurance charge by increasing your face amount. (See "Deductions From Your Cash
Value" on page 22.)

ABI increases also increase the planned and minimum premiums. (See Your ABI Rider and Your Base Contract Policy Form for exact details.)

SEPARATE ACCOUNT INVESTMENT CHOICES

Our Separate Account And Its Investment Divisions

The "Separate Account" is our Separate Account A, established under the insurance laws of the State of South Dakota. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the Funds. You may allocate part or all of your net premiums to ten of the twenty-three investment divisions of our Separate Account.

The Funds

Each of the 23 portfolios available under the contract is a "series" of one of the following investment companies:
1. Fidelity's Variable Insurance Products Fund,
2. Fidelity's Variable Insurance Products Fund II,
3. Fidelity's Variable Insurance Products Fund III,
4. American Century Variable Portfolios, Inc.,
5. Massachusetts Financial's Variable Insurance Trusts, and
6. Lord Abbett's Series Fund, Inc.

The Funds' shares are bought and sold by our Separate Account at net asset value. More detailed information about the Funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.

Midland may from time to time receive revenue from the Funds and/or from their managers. The amounts of the revenue, if any, may be based on the amount of Midland's investments in the Funds.

Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

Portfolio                          Objective
VIP Money Market         Seeks to earn a high level of current income
                         as is consistent with preserving capital and providing liquidity by investing in high quality money market instruments. (An investment in the Money Market or any other Portfolio is neither insured nor guaranteed by the U.S. Government, and there is no assurance that the Money Market
                         Portfolio will be able to maintain a constant net asset value.)
VIP High
Income                   Seeks high current income by investing
                         primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. For a description of the special risks involved in investing in these securities, see the prospectus for the Funds.

VIP Equity-Income        Seeks reasonable income by investing
                         primarily in income-producing equity
                         securities. In choosing these securities, the Manager will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's
                         Composite Index of 500 Stocks.

VIP Growth               Seeks capital appreciation by investing in
                         common stocks, although the Portfolio's
                         investments are not restricted to any one type of security. Capital appreciation also may be found in other types of securities, including bonds and preferred stocks.

VIP Overseas             Seeks long-term growth of capital, primarily
                         through investments in foreign securities.

VIP II Asset Manager     Seeks high total return with reduced risk
                         over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term money market instruments.

VIP II Investment
Grade Bond               Seeks as high a level of current income as is
                         consistent with the preservation of capital by investing in a broad range of investment grade fixed income securities.

VIP II Contrafund        Seeks to achieve capital appreciation over
                         the long term by investing in securities of companies whose value the manager believes is not recognized fully by the public.

VIP II
Asset Manager: Growth    Seeks to maximize total return over the long
                         term through investments in stocks, bonds, and short-term instruments. This portfolio has a heavier emphasis on stocks than the Asset Manager Portfolio.

VIP II Index 500         Seeks to provide investment results that
                         correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the Standard & Poor's Composite
                         Index of 500 Stocks. This is designed as a long-term investment option.

VIP III Growth & Income  Seeks high total return, combining current income and capital appreciation. Invests mainly in stocks that pay current dividends and show earnings potential.

VIP III Balanced         Seeks to balance the growth potential of
                         stocks with the possible income cushion of bonds. Invests in broad selection of stocks, bonds and convertible securities.

VIP III Growth Oppor.:   Seeks long-term growth of capital. Invests
                         primarily in common stocks and securities convertible
                         into common stocks, but it has the ability to
                         purchase other securities such as preferred
                         stocks and bonds that may produce capital
                         growth.
American Century
VP Capital
Appreciation             Seeks capital growth by investing primarily in common
                         stocks that management considers to have better-than-average prospects for appreciation.

American Century
VP Value Seeks long-term capital growth with income as a secondary objective. Invests primarily in equity securities of well-established companies that management believes to be under-valued.

American Century
VP Balanced              Seeks capital growth and current income. Invests
                         approximately 60 percent of its assets in common stocks that management considers to have better than average potential for appreciation and the rest in fixed income securities.

American Century
VP International         Seeks capital growth by investing primarily in
                         securities of foreign companies that management believes to have potential for appreciation.

American Century VP Income & Growth
                         Seeks dividend growth, current income & capital appreciation. The Portfolio will seek to achieve its investment objective by investing in common stocks.

MFS VIT Emerging Growth
                         Seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth capital.

MFS VIT Research         Seeks to provide long-term growth of
                         capital and future income.

MFS VIT Growth with Income
                         Seeks to provide reasonable current income and long-term growth of capital and income.

MFS VIT New Discovery    Seeks capital appreciation.

Lord Abbett VCC Growth and Income
                         Seeks long-term growth of capital and income without excessive fluctuation in market value.

Fidelity Management & Research Company manages the VIP, VIP II and VIP III portfolios. American Century Investment Management, Inc. manages the American Century VP Portfolios. Massachusetts Financial Services Company manages the MFS Variable Insurance Trusts. Lord Abbett & Company manages the Lord Abbett Series Fund, Inc.

The Fund portfolios available under these contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the Funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

USING YOUR CASH VALUE

The Cash Value

Your cash value is the sum of your amounts in the various investment divisions and in the General Account (including any amount in our General Account securing a contract loan). Your cash value reflects various charges. See "DEDUCTIONS AND CHARGES" on page 21.
Monthly deductions are made on the first day of each contract month. Transaction and surrender charges are made on the effective date of the transaction. Charges against our Separate Account are reflected daily.

We guarantee amounts allocated to the General Account. There is no guaranteed minimum cash value for amounts allocated to the investment divisions of our Separate Account. You bear that investment risk. An investment division's performance will cause your cash value to go up or down.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when you allocate premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when you make withdrawals or transfer amounts from an investment division (including transfers for loans), we make monthly deductions and charges, and to pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value you have in an investment division is the accumulation unit value times the number of accumulation units credited to you. The number of accumulation units credited to you will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the Funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the Funds' expenses, and our deductions and charges. The accumulation unit value for each investment division is initially set at $10.00. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.
We determine the net investment factor for each investment division every business day as follows:

  We take the value of the shares belonging to the division in the corresponding Fund portfolio at the close of business that day
(before giving effect to any contract transactions for that day, such as premium payments or surrenders). We use the share value reported to us by the Fund.

  We add any dividends or capital gains distributions paid by the portfolio on that day.

  We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any contract transactions on that day).

  We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547%, which is an effective annual rate of 0.90%. (See "Mortality and Expense Risks" on page 21.)

  We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Cash Value Transactions

The transactions described below may have different effects on your cash value, death benefit, face amount or cost of insurance changes. You should consider the net effects before making any cash value transactions. Certain transactions have fees. Remember that upon completion of these transactions, you may not have your cash value allocated to more than 10 investment divisions.

Transfers Of Cash Value

You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of cash value, write to our home office. Currently, you may make an unlimited number of transfers of cash value in each contract year. But we reserve the right to assess a $25 charge after the 12th transfer in a contract year. If we charge you for making a transfer, then we will allocate the charge as described under "Deductions and Charges - How Cash Value Charges Are Allocated" on page 23.
Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.

The transfer takes effect on the date we receive your request. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.

The total amount that can be transferred from the General Account to the Separate Account, in any contract year, cannot exceed the larger of:
1. 25% of the unloaned amount in the General Account at the beginning of the contract year, or
2.  $1,000.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables you to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total amount at one time, you may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:
a. The DCA source account from which DCA transfers will be made,
b. That any money received with the form is to be placed into the DCA source account,
c. The total monthly amount to be transferred to the other investment divisions, and
d. How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments you intend to apply to DCA.

Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form.
All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless you specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.

If it is requested when the contract is issued, then DCA will start at the beginning of the 2nd contract month. If it is requested after issue, then DCA will start at the beginning of the 1st contract month which occurs at least 30 days after the request is received.

DCA will last until the value in the DCA source account falls below the allowable limit or until we receive your written termination request. DCA automatically terminates on the maturity date.
We reserve the right to end the DCA program by sending you one month's notice.

Contract Loans

Whenever your contract has a net cash surrender value, you may borrow up to 92% of the cash surrender value using only your contract as security for the loan. If you request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, you will only have one outstanding loan.

We pay you interest on this loaned amount, currently at an annual rate of 6%. After the 10th contract year, we guarantee that the annual rate of interest paid on the loaned portion of the cash value will equal 8% (which is equal to the interest rate charged on the contract loan) for the portion of the loan that is from earnings (that is, the portion that does not exceed the cash value minus total premiums paid).

A loan taken from, or secured by, a contract may have federal income tax consequences. See "TAX EFFECTS" on page 29.
You may request a loan by contacting our home office. You should tell us how much of the loan you want taken from your unloaned amount in the General Account or from the Separate Account investment divisions. If you do not tell us how to allocate your loan, the loan will be allocated according to your deduction allocation percentages as described under "How Cash Value Charges Are
Allocated" on page 23. If the loan cannot be allocated this way, then we will allocate it in proportion to the unloaned amounts of your cash value in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).

Contract Loan Interest. Interest on a contract loan accrues daily at an annual interest rate of 8%.

Interest is due on each contract anniversary. If you do not pay the interest when it is due, then it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your cash value. This means we make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If we cannot allocate the interest based on these percentages, then we will allocate it as described above for allocating your loan.

Repaying The Loan. You may repay all or part of a contract loan while your contract is in force. While you have a contract loan, we assume that any money you send us is meant to repay the loan. If you wish to have any of these payments serve as premium payments, then you must tell us in writing.

You may choose how you want us to allocate your repayments. If you do not give us instructions, we will allocate your repayments based on your premium allocation percentages.

The Effects Of A Contract Loan On Your Cash Value. A loan against your contract will have a permanent effect on your cash value and benefits, even if the loan is repaid. When you borrow on your contract, we transfer your loan amount into our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the rates declared for the unloaned portion of the General Account.
Your Contract May Lapse. Your loan may affect the amount of time that your contract remains in force. For example, your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from your cash value. If these deductions are more than the net cash surrender value of your contract, then the contract's lapse provisions may apply. Since the contract permits loans up to 92% of the cash surrender value, loan repayments or additional premium payments may be required to keep the contract in force, especially if you borrow the maximum.

Withdrawing Money From Your  Cash Value

You may request a partial withdrawal of your net cash surrender value by writing to our home office. You will not incur a deferred sales charge or deferred issue charge. Partial withdrawals are subject to certain conditions. They must:
  be at least $200,
  total no more than 50% of the net cash surrender value in any contract year, allow the death benefit to remain above the minimum for which we would issue the contract at that time, allow the contract to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal you want taken from each investment division. If you do not tell us, then we will make the withdrawal as described in "Deductions and Charges - How Cash
Value Charges Are Allocated" on page 23.

Withdrawal Charges. When you make a partial withdrawal more than once in a contract year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from your cash value.
If you do not give us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Cash
Value Charges Are Allocated" on page 23.

In general, we do not permit you to make a withdrawal on monies for which your premium check has not cleared your bank.
The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in your cash value, the cash surrender value and the death benefit on a dollar-for-dollar basis. If the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If you have death benefit option 1, then we will also reduce the face amount of your contract so that there will be no change in the net amount at risk. We will send you a new contract information page to reflect this change. Both the withdrawal and any reductions will be effective as of the date we receive your request at our home office.
A contract loan might be better than a partial withdrawal if you need temporary cash.

Surrendering Your Contract

You may surrender your contract for its net cash surrender value while the insured person is living. You do this by sending both a written request and the contract to our home office. The net cash surrender value equals the cash surrender value minus any loan outstanding (including loan interest). During the first 15 contract years, the cash surrender value is the cash value minus the surrender charge. After 15 years, the cash surrender value equals the cash value. We will compute the net cash surrender value as of the date we receive your request and contract at our home office. All of your insurance coverage will end on that date.

THE GENERAL ACCOUNT

You may allocate all or some of your cash value to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for your information and which relate to the General Account.

You may accumulate amounts in the General Account by:

  allocating net premium and loan payments, transferring amounts from the investment divisions, securing any contract loans, or earning interest on amounts you already have in the General
Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5%. We may pay different rates on unloaned and loaned amounts in the General Account.
Interest compounds daily at an effective annual rate that equals the annual rate we declared.

You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers of Cash Value".

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a sales charge, a premium tax charge, and in some cases a service charge from each premium. The rest of each premium (called the net premium) is placed in your cash value.

Sales Charge. We deduct a 4% sales charge from each premium payment. This charge partially reimburses us for the selling and distributing costs of this contract. These include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a deferred sales charge if you surrender your contract for its net cash surrender value or let your contract lapse in the first 15 years. See "Surrender Charges" on page 23.)

Premium Tax Charge. Some states and other jurisdictions (cities, counties, municipalities) tax premium payments and some levy other charges. We deduct 2.5% of each premium for those tax charges.
These tax rates currently range from 0.75% to 4%. We expect to pay at least 2.5% of most premiums in premium tax because of certain retaliatory provisions in the premium tax regulations. If we pay less, then we may reduce the charge for that premium.

This is a tax to Midland so you cannot deduct it on your income tax return. Since the charge is a percentage of your premium, the amount of the charge will vary with the amount of the premium.
We may increase this charge if our premium tax expenses increase.
We reserve the right to vary this charge by state. If we make such a change, then we will notify you.

Service Charge.  If you have chosen the Civil Service Allotment
Mode, then we deduct $.46 from each premium payment. The $.46 covers the extra expenses we incur in processing bi-weekly premium payments.

Charges Against The Separate Account
Fees and charges allocated to the investment divisions reduce the amount in your cash value.

Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from your cash value will never be greater than the maximum amounts shown in your contract. The mortality risk we assume is that insured people will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefits than we expected. The expense risk we assume is that the cost of issuing and administering contracts will be greater than we expected. We charge for mortality and expense risks at an effective annual rate of 0.90% of the value of the assets in the Separate Account attributable to Variable Universal Life-3. We currently intend to reduce this charge to 0.50% after the 10th contract year (this is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Cash Value - How We Determine
The Accumulation Unit Value" on page 17. If the money we collect from this charge is not needed, then we profit. We expect to make money from this charge. To the extent sales expenses are not covered by the sales charge and the deferred sales charge, our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.
Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Deductions From Your Cash Value

At the beginning of each contract month (including the contract date), the following three deductions are taken from your cash value:
1. Expense Charge: This charge is $7.00 per month (currently we plan to make this deduction for the first 15 years only, but we reserve the right to deduct it throughout the life of the contract). This charge covers the continuing costs of maintaining your contract, such as premium billing and collections, claim processing, contract transactions, record keeping, communications with owners and other expense and overhead items.

2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but your contract contains tables showing the guaranteed maximum rates for all of these insurance costs.

3. Cost of Insurance Charge: The cost of insurance is our current monthly cost of insurance rate times the amount at risk at the beginning of the contract month. If the current death benefit for the month is increased due to the requirements of Federal tax law, then your amount at risk for the month will also increase. For this purpose, your cash value amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk.

The cost of insurance rate is based on the sex, attained age, and rating class of the insured person at the time of the charge. We place the insured person that is a standard risk in the following rate classes: preferred non-smoker, non-smoker, and smoker. The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in your contract. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary
Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, nonsmoker, standard risk at various ages. (In Montana, there are no distinctions based on sex.)

If Variable Universal Life 3 is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Illustrative Table of Monthly Cost of Insurance Rates

(Rounded) per $1,000 of Amount at Risk
    Male                   Guaranteed          Current
    Attained               Maximum            (Preferred Non-Smoker)
    Age                    Rate                Rate
    5                      $.07                $.05
    15                      .11                 .11
    25                      .13                 .09
    35                      .14                 .10
    45                      .29                 .23
    55                      .69                 .39
    65                     1.87                1.01

For a male preferred non-smoker, age 35, with a $100,000 face amount option 1 contract and an initial premium of $1,000, the cost of insurance for the first month will be $9.91. This example assumes the expense charge ($7.00 per month) and current cost of insurance rate ($.10 per $1,000).

We offer lower cost of insurance rates at most ages for insured people who qualify as non-smokers. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates. To qualify for the preferred non-smoker class, the insured person must be age 20 or over and meet certain underwriting requirements.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time contracts will remain in effect, expenses and taxes.

Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. However, as the automatic increases are applied (see page 13 for exact details) the face amount of insurance will increase. The face amount increase will cause an increase in the amount at risk and the monthly cost of insurance charge.

Transaction Charges

In addition to the deductions described above, we charge fees for certain contract transactions:

  Partial Withdrawal of Net Cash Surrender Value. You may make one partial withdrawal during each Contract Year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a year.

  Transfers. Currently, we do not charge when You make transfers of Contract Fund value among investment divisions. We reserve the right to assess a $25 charge after the twelfth transfer in a Contract Year.

How Cash Value Charges Are Allocated

Generally, deductions from your cash value for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with your specified deduction allocation percentages unless you instruct us otherwise. Your deduction allocation percentages may be any whole numbers (from 10 to 100) which add up to 100. You may change your deduction allocation percentages by writing to our home office. Changes will be effective as of the date we receive them.

If we cannot make a deduction in accordance with these percentages, we will make it based on the proportion of (a) your unloaned amounts in the General Account and your amounts in the investment divisions
(b)  to the total unloaned amount of your cash value.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charges

We incur various sales and promotional expenses in selling Variable Universal Life 3. These include commissions, the cost of preparing sales literature, promotional activities and other distribution expenses. We also incur expenses for underwriting, printing contract forms and prospectuses, and entering information in our records.

The surrender charge is the difference between the amount in your cash value and your contract's cash surrender value for the first 15 contract years. It is a contingent, deferred issue charge and sales load designed to partially recover our expenses in distributing and issuing contracts which are terminated by surrender in their early years (the sales charge is also designed to partially reimburse us for these
expenses).   It is a contingent load because you pay it only if you
surrender your contract (or let it lapse) during the first 15 contract years. It is a deferred load because we do not deduct it from your premiums. The amount of the load in a contract year is not necessarily related to our actual sales expenses in that year. We anticipate that the sales charge and surrender charge will not fully cover our sales expenses. If sales expenses are not covered by the sales and surrender charges, we will cover them with other funds. The net cash surrender value, the amount we pay you if you surrender your contract for cash, equals the cash surrender value minus any outstanding loan and loan interest.

The surrender charge includes deferred sales charges and deferred issue charges. The deferred sales charge is the sum of two pieces:

(1) 26% of any premium payment in the first 2 contract years up to one guideline annual premium.

(2)  5% of all other premium payments.
The sum of the above pieces is also limited by the Guideline Annual Premium, times 5%, times the lesser of the expected future lifetime at issue as determined by the 1980 CSO Mortality Table or 20 years.
Your contract information page specifies the guideline annual premium. It varies for each contract.

During the first 10 contract years, the maximum deferred sales charge may be imposed. Beginning in the 11th year the maximum deferred sales charge will be multiplied by a percentage:

         Contract Year  Percentage Multiple

         11             83.33%
         12             66.67%
         13             50.00%
         14             33.33%
         15             16.67%
         16 and up      0.00%

If there is an increase in face amount, there will also be an increase in the Guideline Annual Premium. All additions to the deferred sales charge, due to this increase, will be 5% of premiums. The maximum limit will also increase by the additional Guideline Annual Premium, times 5%, times the expected future lifetime or 20 years. The total in the deferred sales charge prior to the increase in face amount will not be affected.

If there is a decrease in the face amount, there will also be a decrease in Guideline Annual Premium. Future additions to the Deferred Sales Charge will follow the same rules as at issue with the new Guideline Annual Premium. Prior totals in the Deferred Sales Charge will not be affected.

You will not incur any Deferred Sales Charge, regardless of the amount and timing of premiums, if You keep this contract in force for fifteen years.

The following table shows the deferred issue charge per $1,000 of the face amount. After the 15th contract year, there is no deferred issue charge.

Table of Deferred Issue Charges

Per Thousand of Face Amount
         Contract
         Year           Charge
         1-10           $3.00
         11             $2.50
         12             $2.00
         13             $1.50
         14             $1.00
         15             $0.50
         16+            $0.00

If there has been a change in face amount during the life of the contract, then the deferred issue charge is applied against the highest face amount in force during the life of the contract.

Charges In The Funds

The Funds charge for managing investments and providing services.
Each portfolio's charges vary.

The VIP, the VIP II, and the VIP III Portfolios have an annual management fee. That fee is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). See the VIP, VIP II and VIP III prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed. All expenses for the year ending December 31, 1997, are shown in the table below.

The American Century Variable Portfolios have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the American Century Variable Portfolios prospectus for details. The expenses for the year ending December 31, 1997, (except as otherwise noted) are shown in the table below.
The MFS Portfolios have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the MFS Portfolios prospectus for details. The expenses for the year ending December 31, 1997, (except as otherwise noted) are shown in the table below.

The Lord, Abbett Portfolios have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the Lord, Abbett Portfolios prospectus for details. The expenses for the year ending December 31, 1997, (except as otherwise noted) are shown in the table below.

                                     Management       Other             Total
Portfolio                            Fee              Expenses
                                     Expenses
VIP Money Market                     .21%             .10%              .31%
VIP High Income                      .59%             .12%              .71%
VIP Equity-Income(1)                 .50%             .08%              .58%
VIP Growth(1)                        .60%             .09%              .69%
VIP Overseas(1)                      .75%             .17%              .92%
VIP II Asset Manager(1)              .55%             .10%              .65%
VIP II Investment
    Grade Bond                       .44%             .14%              .58%
VIP II Contrafund(1)                 .60%             .11%              .71%
VIP II Asset
   Manager: Growth(1)                .60%             .17%              .77%
VIP II Index 500(2)                  .24%             .04%              .28%
VIP III Growth &
   Income                            .49%             .21%              .70%
VIP III Balanced(1)                  .45%             .16%              .61%
VIP III Growth
   Opportunities(1)                  .60%             .14%              .74%
American Century VP
   Capital Appreciation             1.00%             .00%             1.00%
American Century VP
   Value                            1.00%             .00%             1.00%

American Century VP
   Balanced                         1.00%             .00%             1.00%
American Century VP
   International                    1.50%             .00%              1.50%
American Century VP
   Income & Growth(4)                .70%             .00%               .70
MFS VIT Emerging
   Growth                            .75%             .12%               .87%
MFS VIT Research                     .75%             .13%               .88%
MFS VIT Growth
   With Income(3)                    .75%             .25%              1.00%
MFS VIT New
   Discovery(3) (4)                  .90%             .25%              1.15%
Lord Abbett VCC
   Growth and Income                 .50%             .02%               .52%

(1) The portfolio used a portion of its paid brokerage commissions to reduce its expenses. Certain portfolios used credits gained as a result of uninvested cash balances to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses would have been as follows:

VIP Equity-Income                      0.57%
VIP Growth                             0.67%
VIP Overseas                           0.90%
VIP II Asset Manager                   0.64%

VIP II Contrafund                      0.78%
VIP II Asset Manager: Growth           0.76%
VIP III Balanced                       0.60%
VIP III Growth Opportunities           0.73%

(2) The Fund's investment advisor voluntarily reduced the portfolio's expenses. Absent such reimbursement, the management fee, other expenses, and total expenses for the VIP II Index 500 would have been 0.27%, 0.13% and 0.40% respectively.

(3) MFS has agreed to bear expenses for these portfolios (subject to reimbursement by these portfolios) such that each such portfolio's other expenses shall not exceed 0.25%. Without this limitation, the other expenses and total expenses would be:

                                          Other            Total
                                          Expenses       Expenses
      MFS VIT Growth with Income          0.35%          1.10%
      MFS VIT New Discovery               0.47%          1.37%

(4)  The expenses are based on estimated expenses for 1998.
ADDITIONAL INFORMATION ABOUT THE CONTRACTS

Your Right To Examine The Contract

You have a right to examine the contract. If for any reason you are not satisfied with it, then you may cancel the contract. You cancel the contract by sending it to our home office along with a written cancellation request. Your cancellation request must be postmarked by the latest of the following three dates:
  10 days after you receive your contract, 10 days after we mail you a written notice telling you about your rights to cancel (Notice of Withdrawal Right), or 45 days after you sign Part 1 of the contract application.

If you cancel your contract, then we will return all of the charges deducted from your paid premiums and cash value, plus the cash value.

Insurance coverage ends when you send your request.

Your Contract Can Lapse

Your Variable Universal Life 3 insurance coverage continues as long as the net cash surrender value of your contract is enough to pay the monthly deductions that are taken out of your cash value. During the Minimum Premium Period, coverage continues if your paid premiums exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any contract month, we will send written notification to you and any assignees on our records that a 61-day grace period has begun. This will tell you the amount of premium payment that is needed to satisfy the minimum requirement for two months.

If we receive payment of this amount before the end of the grace period, then we will use that amount to pay the overdue deductions. We will put any remaining balance in your cash value and allocate it in the same manner as your previous premium payments.

If we do not receive payment within 61 days, then your contract will lapse without value. We will withdraw any amount left in your cash value. We will apply this amount to the deductions owed to us, including any applicable surrender charge. We will inform you and any assignee that your contract has ended without value.

If the insured person dies during the grace period, we will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

You May Reinstate Your Contract

You may reinstate the contract within five years after it lapses if you did not surrender the contract for its net cash surrender value. To reinstate the contract, you must:

  complete an application for reinstatement, provide evidence that the insured person is still insurable, pay enough premium to cover all overdue monthly deductions, including the premium tax on those deductions,
  increase the cash value so that the cash value minus any contract debt equals the surrender charges, cover the next two months' deductions, and pay or restore any contract debt.

The contract date of the reinstated contract will be the beginning of the contract month that coincides with or follows the date that we approve your reinstatement application. Upon reinstatement, there will be no further surrender charges applied against the contract. Previous loans will not be reinstated.

Contract Periods And Anniversaries

We measure contract years, contract months, and contract
anniversaries from the contract date shown on your contract
information page.  Each contract month begins on the same day in
each calendar month.   The calendar days of 29, 30, and 31 are not
used. Our right to challenge a contract and the suicide exclusion are measured from the contract date. See "Limits On Our Right To
Challenge The Contract" on page 27.

Maturity Date

The maturity date is the first contract anniversary after the insured person's 100th birthday. The contract ends on that date if the insured person is still alive and the maturity benefit is paid.

If the insured person survives to the maturity date and you would like to continue the contract, we will extend the maturity date as long as this contract still qualifies as life insurance according to the Internal Revenue Service and your state. If the maturity date is extended, the contract may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before you elect to extend the maturity date. In order to continue the contract beyond the original maturity date, we require that the death benefit not exceed the cash value on the original maturity date.

We Own The Assets Of Our Separate Account

We own the assets of our Separate Account and use them to support your contract and other variable life contracts. We may permit charges owed to us to stay in the Separate Account. Thus, we may also participate proportionately in the Separate Account. These accumulated amounts belong to us and we may transfer them from the Separate Account to our General Account. The assets in the Separate Account generally are not changeable with liabilities arising out of any other business we conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how we operate our Separate Account.
We have the right to:
  add investment divisions to, or remove investment divisions from, our Separate Account;
  combine two or more divisions within our Separate Account;
  withdraw assets relating to Variable Universal Life 3 from one investment division and put them into another;
  eliminate the shares of a portfolio and substitute shares of another portfolio of the Funds or another open-end investment company.

This may happen if the shares of the portfolio are no longer available for investment or, if in our judgment, further investment in the portfolio is inappropriate in view of the purposes of Separate Account A;
  register or end the registration of our Separate Account under the Investment Company Act of 1940;
  operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of employees of Midland);
  disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and
  operate our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows us to make direct investments. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

Limits On Our Right To Challenge The Contract

We can challenge the validity of your insurance contract (based on material misstatements in the application) if it appears that the insured person is not actually covered by the contract under our rules. There are limits on how and when we can challenge the contract:
  We cannot challenge the contract after it has been in effect, during the insured person's lifetime, for two years from the date the contract was issued or reinstated. (Some states may require us to measure this in some other way.)
  We cannot challenge any contract change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured person's lifetime.
  We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.
If the insured person dies during the time that we may challenge the validity of the contract, then we may delay payment until we decide whether to challenge the contract.

If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.

If the insured person commits suicide within two years after the date on which the contract was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the amount of any outstanding contract loan and loan interest minus any partial withdrawals of net cash surrender value. If the insured person commits suicide within two years after the effective date of your requested face amount increase, then we will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require us to measure this time by some other date).

Your Payment Options

You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If you do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if you do make an arrangement with us for how the money will be paid, then the beneficiary cannot change your choice. Payment options will also be subject to our rules at the time of selection. Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $1,000 and periodic payments are at least $20.

You have the following payment options:

1.	Deposit Option: The money will stay on deposit with us for a period that we agree upon. You will receive interest on the money at a declared interest rate.

2.	 Installment Options: There are two ways that we pay
installments:
a.	Fixed Period: We will pay the amount applied in equal
installments plus applicable interest, for a specified time, up to
30 years.
b.	Fixed Amount: We will pay the sum in installments in an
amount that we agree upon. We will continue to pay the installments until we pay the original amount, together with any interest you have earned.

3.	Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 4 ways to receive the income. We will guarantee payments for:
(1)  at least 5 years (called "5 Years Certain");
(2)  at least 10 years (called "10 Years Certain");
(3)  at least 20 years (called "20 Years Certain"); or
(4) payment for life. With a life only payment option, payments will only be made as long as the payee is alive.
Therefore, if the payee dies after the first payment, only one payment will be made.

4.	Other: You may ask us to apply the money under any option that we make available at the time the benefit is paid.

We guarantee interest under the deposit and installation options at 2.75% a year, but we may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. These include:
  rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer you a lump sum payment),
  the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

You will choose a payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. (See "Your Beneficiary" below). Any amounts that we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Your Beneficiary

You name your beneficiary in your contract application. The beneficiary is entitled to the insurance benefits of the contract. You may change the beneficiary during the insured person's lifetime by writing to our home office. If no beneficiary is living when the insured person dies, then we will pay the death benefit, in equal shares, to the insured person's surviving children. If there are no surviving children, then we will pay the death benefit to the insured person's estate.

Assigning Your Contract

You may assign your rights in this contract. You must send a copy of the assignment to our home office. We are not responsible for the validity of the assignment or for any payment we make or any action we take before we receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

When We Pay Proceeds From This Contract

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at our home office. Death benefits are determined as of the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.

We may delay payment for one or more of the following reasons:
(1) We contest the contract.
(2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.
(3) The SEC, by order, permits us to delay payment to protect our contract owners.

We may also delay any payment until your premium checks have cleared your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after we receive your request.

TAX EFFECTS

Contract Proceeds

The Internal Revenue Code of 1986 ("Code"), Section 7702, defines life insurance for tax purposes. The Code places limits on certain contract charges used in determining the maximum amount of premiums that may be paid under Section 7702. There is limited guidance as to how to apply Section 7702.

Midland believes that a standard rate class contract should meet the
Section 7702 definition of a life insurance contract (although there is some uncertainty). For a contract issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), there may be more uncertainty whether it meets the Section 7702 definition of a life insurance contract. It is not clear whether such a contract would satisfy Section 7702, particularly if the contract owner pays the full amount of premiums permitted under the contract.

If it is subsequently determined that only a lower amount of premiums may be paid for a contract to satisfy Section 7702, then Midland may take appropriate and reasonable steps to cause the contract to comply with Section 7702. These may include refunding any premiums paid which exceed that lower amount (together with interest or such other earnings on any such premiums as is required by law).

If a contract's face amount changes, then the applicable premium limitation may also change. During the first 15 contract years, there are certain events that may create taxable ordinary income for you if at the time of the event there has been a gain in the contract. These events include:

  A decrease in the face amount;
  A partial withdrawal;
  A change from death benefit option 2 to option 1; or, Any change that otherwise reduces benefits under the contract and that results in a cash distribution in order for the contract to continue to comply with Section 7702 relating to premium and cash value limitations.

Such income inclusion may result with respect to cash distributions made in anticipation of reductions in benefits under the contract. Code Section 7702A affects the taxation of distributions (other than death benefits) from certain Variable Life insurance contracts as follows:

1. If premiums are paid more rapidly than the rate defined by a 7-Pay Test, then the contract will be treated as a "Modified Endowment contract."

2. Any contract received in exchange for a contract classified as a Modified Endowment contract will be treated as a Modified
Endowment contract regardless of whether the contract received in the exchange meets the 7-Pay Test.

3. Loans (including unpaid loan interest), surrenders and withdrawals from a Modified Endowment contract will be considered distributions.

4. Distributions (including loans) from a Modified Endowment contract will be taxed first as a taxable distribution of gain from the contract (to the extent that gain exists), and then as non-taxable recovery of basis.

5. The Code imposes an extra "penalty" tax of 10% on any distribution includable in income, unless such distributions are made (a) after you attain age 59 1/2, (b) on account of you becoming disabled, or (c) as substantially equal annuity payments over your life or life expectancy.

A contract that is not a Modified Endowment contract may be classified as a Modified Endowment contract if it is "materially changed" and fails to meet the 7-Pay Test. Any distributions from such a contract will be taxed as explained above.

Material changes include a requested increase in death benefit or a change from option 1 to option 2. Before making any contractual changes, a competent tax advisor should be consulted.
Any life insurance contracts which are treated as Modified
Endowment contracts and are issued by Midland or any of its affiliates:

  with the same person designated as the owner;
  on or after June 21, 1988; and
  within any single calendar year
will be aggregated and treated as one contract for purposes of determining any tax on distributions.

Even if a contract is not a Modified Endowment contract, loans at very low or no net cost may be treated as distributions for federal income tax purposes.

For contracts not classified as Modified Endowment contracts, distributions generally will be treated first as a return of your investment in the contract, and then taxed as ordinary income to the extent that they exceed your investment in the contract (which generally is the total premiums paid plus any contract debt).
The Code (Section 817(h)) also authorizes the Secretary of the Treasury to set standards, by regulation or otherwise, for the investments of Variable Life insurance Separate Accounts to be "adequately diversified" in order for the contracts to be treated as life insurance contracts for federal tax purposes. We believe Separate
Account A, through its investments in the Funds, will be adequately diversified, although we do not control the Funds.

Owners of Variable Life insurance contracts may be considered, for Federal income tax purposes, the owners of the assets of the Separate Account used to support their contracts. In those circumstances, income and gains from the Separate Account assets are included in the Variable contract owner's gross income. The IRS has stated in published rulings that a Variable contract owner will be considered the owner of Separate Account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policy owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that regulations or rulings would issue guidance on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.
The ownership rights under Variable Universal Life 3 are similar to, but different from those described by the IRS in rulings in which it was determined that contract owners were not owners of Separate
Account assets. For example, the owner has additional flexibility in allocating premium payments and contract values. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of Separate Account A. Midland does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Midland therefore reserves the right to modify the contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of Separate Account A or to otherwise qualify Variable Universal Life 3 for favorable tax treatment.

Assuming a contract is a life insurance contract for federal income tax purposes, the contract should receive the same federal income tax treat-ment as fixed benefit life insurance. As a result, the life insurance proceeds payable under either benefit option should be excludable from the gross income of the beneficiary under Section 101 of the Code, and you should not be deemed to be in constructive receipt of the cash values under a contract until actual distribution.

Surrenders, withdrawals, and contract changes may have tax consequences. These include a change of owners, an assignment of the contract, a change from one death benefit option to another, and other changes reducing future death benefits. Upon complete surrender or when maturity benefits are paid, if the amount received plus the contract debt is more than the total premiums paid that are not treated as previously withdrawn by you, then the excess generally will be treated as ordinary income.

Federal, state and local estate, inheritance and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary.

A contract may be used in various arrangements, including:
  nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, or retiree medical benefit plans, and others.

The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a contract in which the value depends in part on its tax consequences, then you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

In recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or other means. For instance, the President's 1999
Budget Proposal has recommended legislation that would negatively modify the federal taxation of the contracts described in this prospectus. It is possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor could be consulted with respect to actual and prospective changes in taxation.

Possible Charge for Midland's Taxes

At the present time, Midland makes no charge to the Separate Account for any federal, state, or local taxes (other than premium taxes) that it incurs which may be attributable to such account or to the contracts. Midland reserves the right to make a charge for any such tax or other economic burden resulting from the application of the tax laws.
If such a charge is made, it would be set aside as a provision for taxes which we would keep in the effected division rather than in our General Account.

Other Tax Considerations

The foregoing discussion is general and is not intended as tax advice. If you are concerned about these tax implications, you should consult a competent tax advisor. This discussion is based on our understanding of the Internal Revenue Service's current interpretation of the present federal income tax laws. No representation is made as to the likelihood of continuation of these current laws and interpretations, and we do not make any guarantee as to the tax status of the contract. It should be further understood that the foregoing discussion is not complete and that special rules not described in this prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

PART 3: ADDITIONAL INFORMATION

MIDLAND NATIONAL LIFE INSURANCE COMPANY

We are Midland National Life Insurance Company, a stock life insurance company. Midland was organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name "Midland" was adopted in 1925. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico. Our officers and directors are listed in Appendix A.

Midland is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of our Separate Account divisions in shares of the Funds' portfolios. Midland is the legal owner of the shares and has the right to vote on certain matters. Among other things, we may vote:
  to elect the Funds' Board of Directors,
  to ratify the selection of independent auditors for the Funds, and on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the Investment Company
Act of 1940.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares that are allocated to your contract. We will vote at shareholder meetings according to your instructions. The Funds will determine how often shareholder meetings are held.
As we receive notice of these meetings, we will ask for your voting instructions. The Funds are not required to hold a meeting in any given year.

If we do not receive instructions in time from all contract owners, then we will vote those shares in the same proportion as we vote shares for which we have received instructions in that portfolio. We will also vote any Fund shares that we alone are entitled to vote in the same proportions that contract owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Fund in our own right or to restrict contract owner voting, then we may do so.

You may participate in voting only on matters concerning the Fund portfolios in which your cash value has been invested. We determine your voting shares in each division by dividing the amount of your cash value allocated to that division by the net asset value of one share of the corresponding Fund portfolio. This is determined as of the record date set by the Funds' Board for the shareholders meeting. We count fractional shares.

If you have a voting interest, we will send you proxy material and a form for giving us voting instructions. In certain cases, we may disregard instructions relating to changes in the Funds' advisor or the investment policies of its portfolios. We will advise you if we do. Other insurance companies own shares in the Funds to support their Variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the Funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If we disagree with any Fund action, then we will see that appropriate action is taken to protect our contract owners.

OUR REPORTS TO CONTRACT OWNERS

Shortly after the end of the third, sixth, ninth, and twelfth contract months, we will send you reports that show:
  the current death benefit for your contract, your cash value, information about investment divisions, the cash surrender value of your contract, the amount of your outstanding contract loans, the amount of any interest that you owe on the loan, and information about the current loan interest rate.

The annual report will show any transactions involving your cash value that occurred during the year. Transactions include your premium allocations, our deductions, and your transfers or withdrawals.

We will send you semi-annual reports with financial information on the Funds, including a list of the investments held by each portfolio. Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance contract is delivered.

Notices will be sent to you for transfers of amounts between investment divisions and certain other contract transactions.

DIVIDENDS

We do not pay any dividends on the contract described in this prospectus.

MIDLAND'S SALES AND OTHER AGREEMENTS

The contract will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Walnut Street Securities (WSS) or broker-dealers who have entered into written sales agreements with WSS. WSS, the principal underwriter of the contracts, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The address for Walnut Street Securities is 670 Mason Ridge Center Drive, Suite 301, St. Louis, Missouri 63141.
During the first contract year, we will pay agents a commission of up to 70% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 5% of premiums paid. After the 15th contract year, we pay no commission. Certain persistency and production bonuses may be paid.

We may sell our contracts through broker-dealers registered with the Securities and Exchange Commission under the Securities Exchange
Act of 1934 that enter into selling agreements with us. The commission for broker-dealers will be no more than that described above.

REGULATION

We are regulated and supervised by the South Dakota Insurance
Department. We are subject to the insurance laws and regulations in every jurisdiction where we sell contracts. This contract has been filed with and approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell contracts. The officials are responsible for reviewing our reports to be sure that we are financially sound and are complying with the applicable laws and regulations.

We are also subject to various federal securities laws and regulations.

YEAR 2000

Midland National Life is in the process of updating administrative systems to accommodate all Year 2000 issues. Midland does not anticipate any material financial impact in processing and completing the changes required to comply with Year 2000 issues.

DISCOUNT FOR MIDLAND EMPLOYEES

Midland employees may receive a discount of up to 45% of first year premiums. Midland will pay off the discount as the employee pays the qualifying premium. All other contract provisions will apply.

LEGAL MATTERS

The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided advice regarding certain matters relating to federal securities laws.

We are not involved in any material legal proceedings.

FINANCIAL AND ACTUARIAL

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this prospectus and the registration statement, have been audited by Coopers & Lybrand LLP, independent auditors, for the periods indicated in their report which appears in this prospectus and in the registration statement. The address for Coopers & Lybrand LLP is IBM Park Building, Suite 1300, 650 Third Avenue South,
Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by Russell A. Evenson, F.S.A., M.A.A.A., who is Senior Vice President and Chief Actuary of Midland. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the Variable Life insurance contract described in this prospectus with the Securities and Exchange Commission. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, then you may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

APPENDIX A:  Management of Midland

Here is a list of our directors and officers.

                                                        Directors
Name and
Business Address
                      Principal Occupation
                                               Principal Occupation During
                                               Past Five Years

John C. Watson
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193
                        Chairman of the Board
                                                 Chairman of the Board
(October 1992 to present), Chairman of the Board and Chief Executive Officer (October 1992 to March 1997), Midland
National Insurance Company; President and Director (1992 to present) Consolidated Investment Services, Inc.; Chairman of the Board, President, and Chief Executive Officer (December 1996 to present), Sammons Financial Holdings, Inc.; Chairman of the Board and Chief Executive Officer (December 1996 to present), North American
Company for Life and Health Insurance; President and Director (1996 to present), Briggs ITD Corporation; Director (1996 to present), NACOLAH Holding Corporation; Director (1996 to present), North American Company for Life and Health of New York; Director (1996 to present), NACOLAH Life Insurance Company; Director (1996 to present), Institutional Founders Life Insurance Company; Chairman of the Board (1995-present), Midland Advisors Company; President and Director (1992 to present), CH Holdings, Inc.; Director, (1992 to present), Sammons Enterprises Inc.; Chairman of the Board and Chief Executive Officer (October 1992 to January 1997), Investors Life Insurance Company of Nebraska; President and Chief Operating
Officer (1990 to October 1992), Franklin Life Insurance Company

Michael M. Masterson
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193

Chief Executive Officer and President
                                           Chief Executive Officer and
President (March 1997 to present) President and Chief Operating Officer March 1996 to February 1997), Executive Vice President-Marketing
(March 1995 to February 1996), Midland National Life Insurance
Company; President and Chief Operating Officer (March 1996 to
December 1996), Executive Vice President-Marketing (March 1995 to February 1996), Investors Life Insurance Company of Nebraska; Vice President - Individual Sales (prior thereto), Northwestern National Life

Russell A. Evenson
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193
                     Senior Vice President and Chief Actuary
                                                             Senior Vice
President & Chief Actuary (March 1996 to present), Senior Vice President and Actuary (prior thereto), Midland National Life Insurance Company; Senior Vice President and Chief Actuary (March 1996 to December 1996), Senior Vice President and Actuary (prior thereto), Investors Life Insurance Company of Nebraska; Vice President and Chief Actuary
(1990 to 1993), Professional Insurance Corporation

John J. Craig, II
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193
                     Executive Vice President
                                                       Executive
Vice President (January 1998 to present), Midland National Life Insurance Company; Senior Vice President and Chief Financial
Officer (October 1993 to 1998), Midland National Life Insurance Company; Treasurer (January 1996 to present), Briggs ITD Corp.; Treasurer (March 1996 to present), Sammons Financial Holdings, Inc.; Treasurer (November 1993 to present), CH Holdings; Treasurer (November 1993 to present), Consolidated Investment Services, Inc.; Treasurer (November 1993 to present), Richmond Holding Company, L.L.C.; Senior Vice President and Chief Financial Officer (October 1993 to December 1996), Investors Life Insurance Company of Nebraska; Partner (prior thereto), Ernst and Young

Steven C. Palmitier
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193
                       Senior Vice President and Chief
                       Marketing Officer
                                      Senior Vice President and Chief
Marketing Officer (March 1997 to present), Senior Vice President-
Sales (August 1996 to February 1997), Midland National Life
Insurance Company; Senior Vice President-Sales (prior thereto), Penn Mutual Life Insurance

Robert W. Korba
Sammons Enterprises, Inc.
300 Crescent CT
Dallas, TX 75201
                   Board of Directors Member
                                                President and Director
                                       (since 1988), Sammons Enterprises, Inc.

                   Executive Officers (other than Directors)
Name and
Business Address
                    Principal Occupation
                                                 Principal Occupation
                                                 During Past Five Years
E John Fromelt
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193
                         Chief Investment Officer
                                                            Chief
     Investment Officer (since 1990), Midland National Life Insurance Company; President (since August 1995), Midland Advisors
Company; Chief Investment Officer (1996 to present), North
American Company for Life and Health; Chief Investment Officer (1990-1996), Investors Life Insurance Company of Nebraska

Jack L. Briggs
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193
                    Vice President, Secretary, and General
                    Counsel
                                        Vice President, Secretary and General
Counsel (since 1978), Midland National Life Insurance Company;
Vice President, Secretary, and General Counsel (1978 to 1996),
Investors Life Insurance Company of Nebraska

Gary W. Helder
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193
                       Vice President-Policy Administration

                                                     Vice President
Policy Administration (since 1991), Midland National Life Insurance Company; Vice President-Policy Administration (1991-1996), Investors Life Insurance Company of Nebraska

Robert W. Buchanan
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193
                       Vice President- Marketing Services

                                                       Vice President-
Marketing Services (March 1996 to present), Second Vice President-Sales Development (prior thereto), Midland National Life Insurance Company; Second Vice President-Sales Development (1983 to 1996), Investors Life Insurance Company of Nebraska

Thomas M. Meyer
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193
                        Vice President and Chief Financial
                        Officer
                                        Vice President and Chief Financial
Officer (January 1998 to present), Second Vice President and
Controller (1995 to 1998), Midland National Life Insurance Company

APPENDIX B:  Illustration

Following are a series of tables that illustrate how the cash values, cash surrender values, and death benefits of a contract change with the investment performance of the Funds. The tables show how the cash values, cash surrender values, and death benefits of a contract issued to an insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio of the Funds were a constant gross, after tax annual rate of 0%, 6%, or 12%. The tables on pages 31 through 33 illustrate a contract issued to a male, age 25, under a standard rate preferred non-smoker underwriting risk classification. The tables on pages 34 through 36 illustrate a contract issued to a male, age 40, under a standard rate preferred non-smoker underwriting risk classification. The cash values, cash surrender values, and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual contract years.

The amount of the cash value exceeds the cash surrender value during the first fifteen contract years due to the surrender charge. For contract years sixteen and after, the cash value and cash surrender value are equal, since the surrender charge has reduced to zero.

The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the cash values and the fourth and seventh columns illustrate the cash surrender values of the contract over the designated period. The cash values shown in the third column and the cash values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates. The cash values shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly charge for cost of insurance is based upon the cost of insurance rates that we guarantee. The maximum cost of insurance rates allowable under the contract are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The fifth and eighth columns illustrate the death benefit of a contract over the designated period. The illustrations of death benefits reflect the same assumptions as the cash value and cash surrender values. The death benefit values also vary between tables, depending upon whether
Option 1 or Option 2 death benefits are illustrated.

The amounts shown for the death benefit, cash values, and cash surrender values reflect the fact that the net investment return of the divisions of our Separate Account is lower than the gross, after-tax return on the assets in the Funds, as a result of expenses paid by the Funds and charges levied against the divisions of our Separate
Account. The illustrations also reflect the 4% sales charge deduction from each premium, the 2.5% premium tax deduction from each premium and the $7.00 per month expense charge (for the first fifteen years on a current basis) as well as current and guaranteed cost of insurance charges.

The contract values shown assume daily investment advisory fees and operating expenses equivalent to an annual rate of .75% of the aggregate average daily net assets of the Portfolios of the Funds (the average rate of the Portfolios for the period ending December 31,
1997). The actual fees and expenses associated with the contract may be more or less than .75% and will depend on how allocations are made to each investment division. The contract values also take into account a daily charge to each division of Separate Account A for assuming mortality and expense risks and administrative charges which is equivalent to a charge at an annual rate of .90% (.50% after year 10 on a current basis) of the average net assets of the divisions of Separate Account A. After deductions of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.65%, 4.35%, and 10.35%, respectively (-1.25%, 4.75%, 10.75% after year 10 on a current basis).

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the cash values, cash surrender values, and death benefits illustrated.

The tables illustrate the contract values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no contract loans have been made.
The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the contract owner varied the amount or frequency of premium payments. The tables also assume that the contract owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no contract loans have been taken, and that no transfers have been made and no transfer charges imposed.

MIDLAND NATIONAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

DEATH BENEFIT OPTION 1                                               ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 25                               ANNUAL RATE OF RETURN: 0%
$100,000 INITIAL SPECIFIED AMOUNT                                    ASSUMED ANNUAL PREMIUM(1): $ 750

            PREMIUMS                ASSUMING CURRENT COSTS       ASSUMING GUARANTEED COSTS
 END        ACCUMULATED
 OF         AT 5% INTEREST      CONTRACT      SURRENDER   DEATH        CONTRACT  SURRENDER DEATH
 YEAR       PER YEAR            FUND(2)       VALUE(2)    BENEFIT(2)   FUND(2)   VALUE(2)  BENEFIT(2)
 1            788                 494           19        100,000        453      -23       100,000
 2          1,614                 981          468        100,000        910      397       100,000
 3          2,483               1,448          897        100,000      1,361      811       100,000
 4          3,394               1,908        1,320        100,000      1,805      1,217     100,000
 5          4,351               2,361        1,735        100,000      2,243      1,617     100,000

 6          5,357               2,807        2,144        100,000      2,673      2,010     100,000
 7          6,412               3,246        2,546        100,000      3,098      2,397     100,000
 8          7,520               3,679        2,941        100,000      3,504      2,766     100,000
 9          8,683               4,105        3,329        100,000      3,904      3,129     100,000
 10         9,905               4,524        3,711        100,000      4,287      3,474     100,000

 11        11,188               4,958        4,249        100,000      4,664      3,956     100,000
 12        12,535               5,375        4,783        100,000      5,025      4,433     100,000
 13        13,949               5,776        5,313        100,000      5,369      4,906     100,000
 14        15,434               6,162        5,843        100,000      5,696      5,377     100,000
 15        16,993               6,532        6,373        100,000      6,008      5,848     100,000

 16        18,630               6,977        6,977        100,000      6,293      6,293     100,000
 17        20,349               7,406        7,406        100,000      6,563      6,563     100,000
 18        22,154               7,809        7,809        100,000      6,807      6,807     100,000
 19        24,049               8,196        8,196        100,000      7,025      7,025     100,000
 20        26,039               8,558        8,558        100,000      7,218      7,218     100,000

 21        28,129               8,894        8,894        100,000      7,387      7,387     100,000
 22        30,323               9,216        9,216        100,000      7,532      7,532     100,000
 23        32,627               9,524        9,524        100,000      7,642      7,642     100,000
 24        35,045               9,808        9,808        100,000      7,729      7,729     100,000
 25        37,585              10,079       10,079        100,000      7,781      7,781     100,000

 30        52,321              11,133       11,133        100,000      7,334      7,334     100,000

 35        71,127              11,478       11,478        100,000      5,149      5,149     100,000

 40        95,130              10,335       10,335        100,000          0          0       0

1. ASSUMES A $750 PREMIUM IS PAID AT THE BEGINNING
OF EACH CONTRACT YEAR. VALUES WOULD BE
DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT
FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO CONTRACT LOANS OR
WITHDRAWALS HAVE BEEN MADE. ZERO VALUES
INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL
PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE
ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT
ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF
RETURN FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER VALUE
AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A
PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES
FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE
MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS
ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE
YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

DEATH BENEFIT OPTION 1                                              ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 25                              ANNUAL RATE OF RETURN: 6%
$100,000 INITIAL SPECIFIED AMOUNT                                   ASSUMED ANNUAL PREMIUM(1): $ 750

      PREMIUMS                 ASSUMING CURRENT COSTS    ASSUMING GUARANTEED COSTS
 END  ACCUMULATED
 OF   AT 5% INTEREST CONTRACT SURRENDER DEATH     CONTRACT SURRENDER DEATH
 YEAR PER YEAR       FUND(2)  VALUE(2) BENEFIT(2) FUND(2)  VALUE(2)  BENEFIT(2)
 1     788         530       54    100,000     487        12   100,000
 2   1,614       1,083      570    100,000   1,008       495   100,000
 3   2,483       1,649    1,099    100,000   1,553     1,003   100,000
 4   3,394       2,241    1,653    100,000   2,122     1,534   100,000
 5   4,351       2,859    2,233    100,000   2,717     2,092   100,000

 6   5,357       3,504    2,841    100,000   3,339     2,676   100,000
 7   6,412       4,179    3,478    100,000   3,988     3,288   100,000
 8   7,520       4,883    4,145    100,000   4,655     3,917   100,000
 9   8,683       5,619    4,844    100,000   5,352     4,577   100,000
 10  9,905       6,388    5,575    100,000   6,070     5,257   100,000

 11  11,188      7,220    6,511    100,000   6,819     6,110   100,000
 12  12,535      8,080    7,488    100,000   7,591     6,999   100,000
 13  13,949      8,972    8,509    100,000   8,387     7,924   100,000
 14  15,434      9,896    9,577    100,000   9,208     8,889   100,000
 15  16,993      10,854   10,695   100,000   10,055    9,896   100,000

 16  18,630      11,942   11,942   100,000   10,919    10,919  100,000
 17  20,349      13,072   13,072   100,000   11,812    11,812  100,000
 18  22,154      14,237   14,237   100,000   12,725    12,725  100,000
 19  24,049      15,449   15,449   100,000   13,659    13,659  100,000
 20  26,039      16,701   16,701   100,000   14,615    14,615  100,000

 21  28,129      17,996   17,996   100,000   15,596    15,596  100,000
 22  30,323      19,346   19,346   100,000   16,602    16,602  100,000
 23  32,627      20,755   20,755   100,000   17,625    17,625  100,000
 24  35,045      22,215   22,215   100,000   18,677    18,677  100,000
 25  37,585      23,741   23,741   100,000   19,750    19,750  100,000
 30  52,321      32,387   32,387   100,000   25,295    25,295  100,000

 35  71,127      42,975   42,975   100,000   30,820    30,820  100,000

 40  95,130      55,742   55,742   100,000   35,569    35,569  100,000

1. ASSUMES A $750 PREMIUM IS PAID AT THE BEGINNING
OF EACH CONTRACT YEAR. VALUES WOULD BE
DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT
FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO CONTRACT LOANS OR
WITHDRAWALS HAVE BEEN MADE. ZERO VALUES
INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL
PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE
ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT
ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF
RETURN FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER VALUE
AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A
PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES
FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE
MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS
ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE
YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

DEATH BENEFIT OPTION 1                                              ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 25                              ANNUAL RATE OF RETURN: 12%
$100,000 INITIAL SPECIFIED AMOUNT                                   ASSUMED ANNUAL PREMIUM(1): $ 750

      PREMIUMS               ASSUMING CURRENT COSTS        ASSUMING GUARANTEED COSTS
 END  ACCUMULATED
 OF   AT 5% INTEREST CONTRACT SURRENDER DEATH   CONTRACT   SURRENDER DEATH
 YEAR PER YEAR       FUND(2)  VALUE(2)  BENEFIT(2) FUND(2) VALUE(2) BENEFIT(2)
 1      788         566       90    100,000     522        46   100,000
 2    1,614       1,190      677    100,000   1,111       598   100,000
 3    2,483       1,868    1,318    100,000   1,761     1,211   100,000
 4    3,394       2,617    2,029    100,000   2,481     1,893   100,000
 5    4,351       3,445    2,819    100,000   3,276     2,650   100,000

 6    5,357       4,359    3,696    100,000   4,154     3,491   100,000
 7    6,412       5,369    4,668    100,000   5,125     4,424   100,000
 8    7,520       6,484    5,746    100,000   6,186     5,448   100,000
 9    8,683       7,717    6,942    100,000   7,358     6,583   100,000
 10   9,905       9,079    8,266    100,000   8,642     7,829   100,000

 11   11,188      10,623   9,914    100,000   10,062    9,353   100,000
 12   12,535      12,323   11,731   100,000   11,620    11,028  100,000
 13   13,949      14,197   13,735   100,000   13,331    12,868  100,000
 14   15,434      16,266   15,947   100,000   15,212    14,893  100,000
 15   16,993      18,549   18,390   100,000   17,281    17,122  100,000

 16   18,630      21,168   21,168   100,000   19,549    19,549  100,000
 17   20,349      24,063   24,063   100,000   22,047    22,047  100,000
 18   22,154      27,258   27,258   100,000   24,792    24,792  100,000
 19   24,049      30,794   30,794   100,000   27,811    27,811  100,000
 20   26,039      34,702   34,702   100,000   31,134    31,134  100,000

 21   28,129      39,025   39,025   100,000   34,796    34,796  100,000
 22   30,323      43,819   43,819   100,000   38,835    38,835  100,000
 23   32,627      49,137   49,137   100,000   43,286    43,286  100,000
 24   35,045      55,031   55,031   108,412   48,205    48,205  100,000
 25   37,585      61,576   61,576   117,610   53,637    53,637  102,447

 30   52,321      106,933  106,933  167,885   90,809    90,809  142,570

 35   71,127      184,439  184,439  247,148   154,040   154,040 206,413

 40   95,130      320,376  320,376  390,858   267,291   267,291 326,096

1. ASSUMES A $750 PREMIUM IS PAID AT THE BEGINNING
OF EACH CONTRACT YEAR. VALUES WOULD BE
DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT
FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO CONTRACT LOANS OR
WITHDRAWALS HAVE BEEN MADE. ZERO VALUES
INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL
PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE
ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT
ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF
RETURN FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER VALUE
AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A
PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES
FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE
MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS
ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE
YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

DEATH BENEFIT OPTION 1                                              ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 40                              ANNUAL RATE OF RETURN: 0%
$100,000 INITIAL SPECIFIED AMOUNT                                   ASSUMED ANNUAL PREMIUM(1): $1500

      PREMIUMS               ASSUMING CURRENT COSTS     ASSUMING GUARANTEED COSTS
 END  ACCUMULATED
 OF   AT 5% INTEREST CONTRACT SURRENDER DEATH      CONTRACT SURRENDER DEATH
 YEAR PER YEAR       FUND(2)  VALUE(2)  BENEFIT(2) FUND(2)  VALUE(2)  BENEFIT(2)
 1    1,575       1,114    458      100,000   1,061     405     100,000
 2    3,229       2,200    1,469    100,000   2,096     1,365   100,000
 3    4,965       3,247    2,441    100,000   3,093     2,287   100,000
 4    6,788       4,268    3,387    100,000   4,053     3,172   100,000
 5    8,703       5,252    4,295    100,000   4,978     4,022   100,000

 6    10,713      6,199    5,168    100,000   5,869     4,837   100,000
 7    12,824      7,123    6,016    100,000   6,725     5,619   100,000
 8    15,040      8,023    6,841    100,000   7,538     6,356   100,000
 9    17,367      8,889    7,633    100,000   8,318     7,062   100,000
 10   19,810      9,733    8,401    100,000   9,057     7,726   100,000

 11   22,376      10,599   9,427    100,000   9,744     8,572   100,000
 12   25,069      11,436   10,448   100,000   10,381    9,393   100,000
 13   27,898      12,244   11,466   100,000   10,968    10,190  100,000
 14   30,868      13,025   12,482   100,000   11,486    10,943  100,000
 15   33,986      13,779   13,506   100,000   11,947    11,674  100,000

 16   37,261      14,597   14,597   100,000   12,331    12,331  100,000
 17   40,699      15,377   15,377   100,000   12,640    12,640  100,000
 18   44,309      16,122   16,122   100,000   12,873    12,873  100,000
 19   48,099      16,822   16,822   100,000   13,013    13,013  100,000
 20   52,079      17,468   17,468   100,000   13,059    13,059  100,000

 21   56,258      18,052   18,052   100,000   13,001    13,001  100,000
 22   60,646      18,574   18,574   100,000   12,820    12,820  100,000
 23   65,253      19,027   19,027   100,000   12,494    12,494  100,000
 24   70,091      19,401   19,401   100,000   12,012    12,012  100,000
 25   75,170      19,689   19,689   100,000   11,350    11,350  100,000

 30   104,641     19,495   19,495   100,000   4,568     4,568   100,000

 35   142,254     16,250   16,250   100,000   0         0       0

 40   190,260     7,867    7,867    100,000   0         0       0

1. ASSUMES A $1500 PREMIUM IS PAID AT THE BEGINNING
OF EACH CONTRACT YEAR. VALUES WOULD BE
DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT
FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO CONTRACT LOANS OR
WITHDRAWALS HAVE BEEN MADE. ZERO VALUES
INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL
PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE
ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT
ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF
RETURN FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER VALUE
AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A
PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES
FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE
MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS
ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE
YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

DEATH BENEFIT OPTION 1                                               ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 40                               ANNUAL RATE OF RETURN: 6%
$100,000 INITIAL SPECIFIED AMOUNT                                    ASSUMED ANNUAL PREMIUM(1): $1500

      PREMIUMS                ASSUMING CURRENT COSTS    ASSUMING GUARANTEED COSTS
 END  ACCUMULATED
 OF   AT 5% INTEREST CONTRACT SURRENDER DEATH     CONTRACT SURRENDER DEATH
 YEAR PER YEAR       FUND(2)  VALUE(2)  BENEFIT(2) FUND(2) VALUE(2)  BENEFIT(2)
 1    1,575       1,190    533      100,000   1,135     479     100,000
 2    3,229       2,421    1,690    100,000   2,310     1,579   100,000
 3    4,965       3,685    2,879    100,000   3,516     2,710   100,000
 4    6,788       4,995    4,114    100,000   4,754     3,873   100,000
 5    8,703       6,342    5,386    100,000   6,027     5,071   100,000

 6    10,713      7,729    6,698    100,000   7,337     6,306   100,000
 7    12,824      9,169    8,063    100,000   8,686     7,580   100,000
 8    15,040      10,665   9,484    100,000   10,066    8,885   100,000
 9    17,367      12,209   10,953   100,000   11,490    10,234  100,000
 10   19,810      13,814   12,483   100,000   12,951    11,620  100,000

 11   22,376      15,545   14,374   100,000   14,439    13,268  100,000
 12   25,069      17,344   16,357   100,000   15,960    14,972  100,000
 13   27,898      19,216   18,438   100,000   17,514    16,736  100,000
 14   30,868      21,165   20,621   100,000   19,087    18,543  100,000
 15   33,986      23,195   22,922   100,000   20,690    20,416  100,000

 16   37,261      25,406   25,406   100,000   22,308    22,308  100,000
 17   40,699      27,706   27,706   100,000   23,945    23,945  100,000
 18   44,309      30,101   30,101   100,000   25,604    25,604  100,000
 19   48,099      32,590   32,590   100,000   27,272    27,272  100,000
 20   52,079      35,172   35,172   100,000   28,952    28,952  100,000

 21   56,258      37,847   37,847   100,000   30,642    30,642  100,000
 22   60,646      40,626   40,626   100,000   32,327    32,327  100,000
 23   65,253      43,510   43,510   100,000   33,998    33,998  100,000
 24   70,091      46,503   46,503   100,000   35,651    35,651  100,000
 25   75,170      49,613   49,613   100,000   37,275    37,275  100,000

 30   104,641     67,236   67,236   100,000   44,720    44,720  100,000

 35   142,254     90,238   90,238   100,000   49,546    49,546  100,000

 40   190,260     123,114  123,114  129,270   47,187    47,187  100,000

1. ASSUMES A $1500 PREMIUM IS PAID AT THE BEGINNING
OF EACH CONTRACT YEAR. VALUES WOULD BE
DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT
FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO CONTRACT LOANS OR
WITHDRAWALS HAVE BEEN MADE. ZERO VALUES
INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL
PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE
ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT
ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF
RETURN FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER VALUE
AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A
PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES
FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE
MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS
ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE
YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

DEATH BENEFIT OPTION 1                                               ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 40                               ANNUAL RATE OF RETURN: 12%
$100,000 INITIAL SPECIFIED AMOUNT                                    ASSUMED ANNUAL PREMIUM(1): $1500

      PREMIUMS               ASSUMING CURRENT COSTS     ASSUMING   GUARANTEED COSTS
 END  ACCUMULATED
 OF   AT 5% INTEREST CONTRACT SURRENDER DEATH     CONTRACT SURRENDER DEATH
 YEAR PER YEAR       FUND(2)  VALUE(2)  BENEFIT(2) FUND(2) VALUE(2)  BENEFIT(2)
 1    1,575       1,265    609      100,000   1,209     553     100,000
 2    3,229       2,652    1,921    100,000   2,534     1,803   100,000
 3    4,965       4,160    3,354    100,000   3,976     3,170   100,000
 4    6,788       5,817    4,935    100,000   5,547     4,666   100,000
 5    8,703       7,625    6,669    100,000   7,262     6,306   100,000

 6    10,713      9,603    8,571    100,000   9,138     8,107   100,000
 7    12,824      11,780   10,674   100,000   11,193    10,087  100,000
 8    15,040      14,178   12,997   100,000   13,436    12,255  100,000
 9    17,367      16,812   15,555   100,000   15,900    14,643  100,000
 10   19,810      19,717   18,385   100,000   18,599    17,267  100,000

 11   22,376      23,007   21,835   100,000   21,551    20,379  100,000
 12   25,069      26,645   25,658   100,000   24,786    23,799  100,000
 13   27,898      30,671   29,893   100,000   28,340    27,562  100,000
 14   30,868      35,131   34,587   100,000   32,233    31,690  100,000
 15   33,986      40,074   39,801   100,000   36,517    36,244  100,000

 16   37,261      45,655   45,655   100,000   41,226    41,226  100,000
 17   40,699      51,846   51,846   100,000   46,416    46,416  100,000
 18   44,309      58,719   58,719   100,000   52,151    52,151  100,000
 19   48,099      66,354   66,354   100,000   58,492    58,492  100,000
 20   52,079      74,841   74,841   100,286   65,523    65,523  100,000

 21   56,258      84,285   84,285   109,571   73,339    73,339  100,000
 22   60,646      94,813   94,813   121,361   82,045    82,045  105,018
 23   65,253      106,566  106,566  134,273   91,772    91,772  115,633
 24   70,091      119,710  119,710  148,440   102,679   102,679 127,322
 25   75,170      134,440  134,440  164,017   114,955   114,955 140,245

 30   104,641     241,476  241,476  280,112   206,904   206,904 240,009

 35   142,254     444,946  444,946  476,092   404,076   404,076 432,361

 40   190,260     863,700  863,700  906,885   925,876   925,876 972,170

1. ASSUMES A $1500 PREMIUM IS PAID AT THE BEGINNING
OF EACH CONTRACT YEAR. VALUES WOULD BE
DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT
FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO CONTRACT LOANS OR
WITHDRAWALS HAVE BEEN MADE. ZERO VALUES
INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL
PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE
ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT
RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT
ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF
RETURN FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER VALUE
AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE
SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A
PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES
FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE
MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS
ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE
YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

APPENDIX C:  Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account.

Age means the age of the Insured Person on his/her birthday which immediately precedes the Contract Date.

Attained Age means the age of the Insured Person on his/her birthday preceding a Contract Anniversary date.

Beneficiary means the person or persons to whom the contract's death benefit is paid when the Insured Person dies.

Business Day means any day we are open and the New York Stock
Exchange is open for trading. The holidays which we are closed but the New York Stock Exchange is open are the day after Thanksgiving, and Christmas Eve Day. These days along with the days the New York Stock Exchange is not open for trading will not be counted as Business Days.

Contract Fund means the total amount of monies in our Separate
Account A attributable to your in force contract. It also includes monies in our General Account for your contract.

Cash Surrender Value means the Contract Fund on the date of surrender, less any Surrender Charges.

Cash Value is the value of your contract fund.

Contract Anniversary: The same month and day of the Contract Date in each year following the Contract Date.

Contract Date means the date from which Contract Anniversaries and Contract Years are determined.

Contract Month means a month that starts on a Monthly Anniversary and ends on the following Monthly Anniversary.

Contract Year means a year that starts on the Contract Date or on each anniversary thereafter.

Death Benefit means the amount payable under your contract when the Insured Person dies.

Evidence of Insurability means evidence, satisfactory to us, that the insured person is insurable and meets our underwriting standards.

Funds mean the investment companies, more commonly called mutual funds, available for investment by Separate Account A on the Contract Date or as later changed by us.

Home Office means where you write to us to pay premiums or take other action, such as transfers between investment divisions, changes in Specified Amount, or other such action regarding your contract. The address is:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193

In Force means the Insured Person's life remains insured under the terms of the contract.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified Portfolio of the Fund. Minimum Premium Period: For all contracts except those issued in Massachusetts or Pennsylvania, this is the period of time beginning on the Contract Date and ending on the later of attained age 70 or five years from the Contract Date. For contracts issued in Pennsylvania where the issue age is 50 or younger, this period of time is for 20 years from the Contract Date. For contracts issued in Massachusetts, this period of time is for 5 years from the Contract Date.

Monthly Anniversary means the day of each month that has the same numerical date as the Contract Date.

Net Cash Surrender Value means the Cash Surrender Value less any outstanding contract loan.

Net Premium means the premium paid less any deduction for premium taxes, less any deduction for the sales charge and less any per premium expenses.

Record Date means the date the contract is recorded on Our books as an In Force contract.

Separate Account means Our Separate Account A which receives and invests your net premiums under the contract.

Surrender Charges means a charge made only upon surrender of the contract. It includes a charge for sales related expenses and issue related expenses.

APPENDIX D:  Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the Funds. The information does not indicate or represent future performance.

Total return quotations reflect changes in Funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the cash value (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. Therefore, these returns do not show how actual investment performance will affect contract benefits.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.

Midland may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Midland may provide individual hypothetical illustrations of cash value, cash surrender value, and death benefits based on the Funds' historical investment returns. These illustrations will reflect the deduction of expenses in the Funds and the deduction of contract charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the cash value and the surrender charge. The illustrations do not indicate what contract benefits will be in the future.

APPENDIX E:  Financial Statements

The financial statements of Midland National Life Insurance Company included in this prospectus should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland to meet its obligations under the Contracts. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.





6234PMP1.TXT

 PART II


                          UNDERTAKING TO FILE REPORTS


     Subject to the terms and conditions of Section 15(d) of the Securi-

ties Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING


    Insofar as indemnification for liability arising under the Securities

Act of 1933 may be permitted to directors, officers and controlling per-

sons of the registrant pursuant to the foregoing provisions, or other-

wise, the registrant has been advised that in the opinion of the Securi-

ties and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnifi-

cation by it is against public policy as expressed in the Act and will be governed by the final jurisdiction of such issue.

UNDRTAKE.TXT

CONTENTS OF REGISTRATION STATEMENT
                      ----------------------------------

This Registration Statement comprises the following Papers and Documents:

    The facing sheet.

    The prospectus consisting of 49 pages.

    The undertaking to file reports.

    The signatures.

    Written consents of the following persons:

    (a)  Jack L. Briggs  4

    (b)  Sutherland, Asbill & Brennan, L L P   4

    (c)  Russell A. Evenson, FSA.   4

    (d)  Coopers & Lybrand, L L P   4

    The following exhibits:

1.  The following exhibits correspond to those required by paragraph A of the instructions as to the exhibits in Form N-8B-2:

    (1)  Resolution of the Board of Directors of Midland National Life

         establishing the Separate Account A.   3

    (2)  Not applicable.

    (3)  (a)  Principal Underwriting Agreement.   1

         (b)  Selling Agreement.   1

         (c)  Commission schedule.   1
              --------------------

    (4)  Not applicable.

    (5)  Form of Contract.   1
-----------------------
1       Filed previously in Pre-Effective Amendment No. 1 to this Form S-6
         Registration Statement (File No. 333-14061) on January 31, 1997.
2       Filed previously in Pre-Effective Amendment No. 2 to this Form S-6
         Registration Statement (File No. 333-14061) on April 23, 1997.
3       Filed previously in Post Effective Amendment No. 1 to this Form S-6
         Registration Statement (File No. 333-14061) on April 28, 1998.
4       To be filed by amendment.

    (6)  (a)  Articles of Incorporation of Midland National Life.    3

         (b)  By-Laws of Midland National Life.   3

    (7)  Not applicable.

    (8)  (a)  Participation Agreements for Fidelity Distributors

              Corporation/Variable Insurance Products Fund,

              and Variable Products Fund II.   2

    (8)  (b)  Amendments to Participation Agreements for Fidelity

              Distributors Corporation/Variable Insurance Products Fund,

              and Variable Products Fund II.   2

    (8)  (c)  Participation Agreement for Fidelity Distributors

              Corporation/Variable Insurance Products Fund III.   3

    (8)  (d)  Participation Agreement for American Century Investment

              Services, Inc.   2

    (9)  Not applicable.

   (10)  Application Form.   1

   (11)  Memorandum describing Midland National Life's insurance, transfer

         and redemption procedures for the Contract.   1

2.  See Exhibit 1(5).
    ---

3.  Opinion and Consent of Jack L. Briggs.   1

4.  No financial statements are omitted from the Prospectus pursuant to

    Instruction 1(b) or (c) or Part I.

5.  Not applicable.

6.  Opinion and Consent of Russell A. Evenson, Senior Vice President and

    Actuary of Midland National Life.   4

7.  Consent of Sutherland, Asbill & Brennan, L L P   4

8.  Consent of Coopers & Lybrand, L L P   4

-----------------------
1       Filed previously in Pre-Effective Amendment No. 1 to this Form S-6
         Registration Statement (File No. 333-14061) on January 31, 1997.
2       Filed previously in Pre-Effective Amendment No. 2 to this Form S-6
         Registration Statement (File No. 333-14061) on April 23, 1997.
3       Filed previously in Post Effective Amendment No. 1 to this Form S-6
         Registration Statement (File No. 333-14061) on April 28, 1998.
4       To be filed by amendment.



CONPEVL3.TXT

                             SIGNATURES
                             __________


    Pursuant to the requirements of the Securities Act of 1933, the registrant, Midland National Life Separate Account A, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in Sioux Falls, South Dakota, on the 11th day of January, 1999.

                                  Midland National Life Separate Account A

   (Seal)                      By:  Midland National Life Insurance Company



                                  By:/s/_Michael M. Masterson________________
                                       President




    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following Directors of Midland National Life Insurance Company in the capacities and on the dates indicated.

    Signature                     Title                        Date
    ---------                     -----                        ----

  /s/_Michael M. Masterson__     Director, Chairman of the   January 11, 1999
   Michael M. Masterson          Board, Chief Executive
                                 Officer and President

  /s/_John J. Craig______        Director, Executive Vice    January 11, 1999
   John J. Craig II              President

   /s/_Russell Evenson___        Director, Senior Vice       January 11, 1999
   Russell A. Evenson            President and Chief
                                 Actuary

   /s/_Steven_Palmitier___       Director, Senior Vice       January 11, 1999
   Steven C. Palmitier           President and Chief
                                 Marketing Officer

   /s/_Thomas_Meyer_______       Vice President and          January 11, 1999
   Thomas M. Meyer               Chief Financial
                                 Officer

   _______________________       Director and Vice President January 11, 1999
   Robert W. Korba




SECPEVL2.TXT